As filed with the Securities and Exchange Commission on November 28, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22842

FORUM FUNDS II
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2015 – September 30, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

BAYWOOD VALUEPLUS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2016

Dear Shareholder,

We are pleased to report our economic and financial market perspectives and the investment activities for the Baywood ValuePlus Fund (the "Fund") for the ten months ended September, 2016. The Fund is a large-capitalization value fund that purchases primarily dividend-paying companies traded on U.S. exchanges and uses SKBA Capital Management's ("SKBA") Relative Dividend Yield (RDY) discipline as the initial valuation framework. We believe that RDY points out attractive investment opportunities, not simply among companies with above-average dividend yield, but just as importantly among stocks for which low expectations are already discounted into their valuations at the time of purchase. This provides the potential for attractive capital appreciation opportunities, while offering desirable downside protection.

The ten month period ending September 2016 marked a new regime in the market.  The robust market advances of the prior years abated and we have begun a period marked with uncertainty which precipitates wild market swings at just the slightest hint of disappointment.  This was twice on display in 2016.  The first instance occurred in the first month and a half of the year when the broad market lost as much as 12%.  What struck us, however, was the nature of the sell-off not just the sell-off itself.  A number of high-flying stocks responsible for advancing the indexes over the last 5-7 years, companies like Facebook, Amazon, Netflix and Google (Alphabet) declined the most, as did other, less recognizable, highly valued companies.  At the same time companies we tend to favor and own suddenly came into favor.  These less exciting, stable, high cash flow yielding, yet out-of-favor companies declined much less than the recent high-flyers.  During these early weeks of the year the Baywood ValuePlus fund outperformed its benchmarks meaningfully.

Not surprisingly, sectors commonly believed to be "defensive", many of which have high dividend yields like utilities and telecom also outperformed.  We happen to be underweight telecom and utilities for the opposite reason so many others find them attractive.  The historical tendency of these sectors to be defensive in periods of extreme volatility coupled with low worldwide investment yields has resulted in extraordinary demand for these expensive yet relatively high-yielding investments.  Global bond substitution effects in the search for yield have resulted in valuations inconsistent with what we view as generally poor company fundamentals.  As value investors having experienced many cycles, we can confidently state that market regimes change over time.  Yesterday's low beta, low volatility, defensive, perceived to be safe investments are often tomorrow's blow-ups.  Electric utilities, for example, are currently more highly valued than they arguably have ever been while their dividend yields are near record lows for the industry.  Out-of-favor, they are not.  But what about fundamentals?  Are the high valuations associated with improving fundamentals?  With valuations at record highs and dividend yields at record lows, what are investors paying for if not extraordinary fundamental improvement?  Alas, this is where we take exception.  The utility business model is under pressure from more efficient households and enterprises.  Power demand as a function of GDP is at an all-time low, with conceivably more room to squeeze out efficiencies.  Renewable resources put strain on the grid as well as lower the price of electricity without commensurate decreases in cost.  Furthermore, with the recent strides in storage technology (batteries), prospective profitability looks to decrease, not increase.

This is where we differ from many of our contemporaries.  As value investors we simply look for stocks that are out-of-favor, where the relative dividend yield is high due to a depressed stock price, not purely by dividend policy.  Dividend policies in and of themselves can be highly misleading.  For example, before the crash in oil prices, several exploration and production companies that have no business paying a dividend, let alone one high enough to be attractive, had high absolute dividend yields.  This was not due to their stock prices being depressed or their cash flows being in excess of their capital needs, it was due to managements trying to appeal to a certain investor base looking for yield.  When the price of the commodity dropped and no offsetting business like refining was able to mitigate losses tied to production; dividends had to be slashed and with it went the price of their shares.

Instead we look for sustainable businesses, often with market leading positions in their respective industries that have strong enough balance sheets to support a healthy dividend policy and have become temporarily out-of-favor.   Companies like Packaging Corp, Albemarle, Baxter and Chubb all contributed meaningfully in recent months, yet would not otherwise be considered "defensive" under recently accepted definitions.  These companies' historic betas may have been somewhat elevated at time of purchase, and would not have typically fit in a "low-vol" strategy, yet in fact proved to be much more defensive due to valuations low enough to provide downside protection and capture market upside during a recovery.

Market regimes change and what was true last year may no longer be this year.  In the latter half of the fund's fiscal year, utility stocks began to fall out of favor.  Bond substitution, the only leg upon which such securities were priced, vanished with the Fed signaling a change in policy.  Technical factors driving up prices of traditionally high yielding sectors ceased, which helped contribute meaningfully to the fund's returns over the second half of the fiscal year.  ValuePlus' absolute returns will not always keep up with very robust market advances as we experienced between 2012 and 2014.  Under more normal environments and those with heightened volatility as we recently experienced, the increase in our investment opportunity set resulted in the fund performing

1

BAYWOOD VALUEPLUS FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2016

very well in its Morningstar Large Cap Value category over this past year. Following an unprecedented period of consecutive yearly increases in the stock market, it is unlikely that returns in the future will be as strong as they have been. The market regime has shifted. To investors like ourselves, however, the uncertainty of myriad geo-political and economic events worldwide is likely to continue to offer an increased investment opportunity set. As such, we should continue to find attractive investment prospects in the foreseeable future.We look forward to reporting to you in our semi-annual shareholder letter in another few months.

For more detailed information on SKBA Capital Management, LLC and our investment process and perspectives, visit our website at www.SKBA.com.

Current and future portfolio holdings are subject to change and risk.

The Morningstar category is used to compare fund performance to its peers.  It is not possible to invest directly into an index or category.  Past performance is no guarantee of future results.

Risk Considerations:  Mutual fund investing involves risk, including the possible loss of principal. The Fund primarily invests in undervalued securities, which may not appreciate in value as anticipated by the Advisor or remain undervalued for longer than anticipated. The Fund may invest in American Depositary Receipts (ADRs), which involves risks relating to political, economic or regulatory conditions in foreign countries and may cause greater volatility and less liquidity. The Fund may also invest in convertible securities and preferred stock, which may be adversely affected as interest rates rise.

2

BAYWOOD VALUEPLUS FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

The following charts reflect the change in the value of a hypothetical $10,000 investment and $100,000 investment in Investor and Institutional Shares, respectively, including reinvested dividends and distributions, in Baywood ValuePlus Fund (the "Fund") compared with the performance of the primary benchmark, Russell 1000 Value Index, and the secondary benchmark, S&P 500 Index, since inception. The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with lower price-to-book ratios and lower forecasted growth values. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of both the Russell 1000 Value Index and S&P 500 Index include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Russell 1000 Value Index and S&P 500 Index do not include expenses. The Fund is professionally managed, while the Russell 1000 Value Index and S&P 500 Index are unmanaged and are not available for investment.

3

BAYWOOD VALUEPLUS FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 409-2297. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 5.80% and 2.09%, respectively. However, the Fund's advisor has agreed to contractually waive its fees and/or reimburse expenses such that total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) do not exceed 0.95% and 0.70% for Investor Shares and Institutional Shares, respectively through March 31, 2017 (the "Expense Cap"). The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement, is approved by the Fund's Board of Trustees, and the reimbursement does not cause the Fund's net annual operating expenses of that class to exceed the expense cap in place at the time the fees were waived. During the period, certain fees were waived and/or expenses reimbursed, otherwise returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

4

BAYWOOD VALUEPLUS FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Common Stock - 95.6%
Basic Materials - 8.1%
300	Albemarle Corp.	$25,647
1,200	Goldcorp, Inc.	19,824
600	LyondellBasell Industries NV, Class A	48,396
600	Packaging Corp. of America	48,756
1,600	The Mosaic Co.	39,136
		181,759
Capital Goods / Industrials - 10.5%
200	Caterpillar, Inc.	17,754
500	Eaton Corp. PLC	32,855
1,000	Republic Services, Inc.	50,450
400	Stanley Black & Decker, Inc.	49,192
500	The Boeing Co.	65,870
200	Union Pacific Corp.	19,506
		235,627
Consumer Cyclicals - 4.5%
2,500	Ford Motor Co.	30,175
1,000	Mattel, Inc.	30,280
600	Target Corp.	41,208
		101,663
Consumer Staples - 7.4%
500	PepsiCo, Inc.	54,385
600	The Procter & Gamble Co.	53,850
800	Wal-Mart Stores, Inc.	57,696
		165,931
Energy - 15.4%
1,600	BP PLC, ADR	56,256
600	Chevron Corp.	61,752
800	ConocoPhillips	34,776
500	Helmerich & Payne, Inc.	33,650
1,100	Occidental Petroleum Corp.	80,212
300	Phillips 66	24,165
400	Schlumberger, Ltd.	31,456
400	Valero Energy Corp.	21,200
		343,467
Financials - 19.4%
1,000	BB&T Corp.	37,720
500	BOK Financial Corp.	34,485
340	Chubb, Ltd.	42,721
800	FNF Group	29,528
1,000	Invesco, Ltd.	31,270
700	JPMorgan Chase & Co.	46,613
600	M&T Bank Corp.	69,660
1,400	MetLife, Inc.	62,202
1,100	U.S. Bancorp	47,179
700	Wells Fargo & Co.	30,996
		432,374
Health Care - 10.9%
800	AbbVie, Inc.	50,456

Shares	Security Description	Value

275	Baxter International, Inc.	$13,090
100	Becton Dickinson and Co.	17,973
800	Eli Lilly & Co.	64,208
1,000	HealthSouth Corp.	40,570
200	Johnson & Johnson	23,626
1,100	Koninklijke Philips NV, ADR	32,549
		242,472
Technology - 15.0%
2,100	Cisco Systems, Inc.	66,612
500	Harris Corp.	45,805
200	International Business Machines Corp.	31,770
1,200	Microsoft Corp.	69,120
800	QUALCOMM, Inc.	54,800
700	TE Connectivity, Ltd.	45,066
300	Texas Instruments, Inc.	21,054
		334,227
Telecommunications - 2.3%
1,000	Verizon Communications, Inc.	51,980

Transportation - 0.9%
300	CH Robinson Worldwide, Inc.	21,138

Utilities - 1.2%
800	Exelon Corp.	26,632

Total Common Stock (Cost $1,966,412)	2,137,270

Money Market Fund - 5.0%
111,214	Federated Government Obligations Fund, 0.27% (a) (Cost $111,214)	111,214

Total Investments - 100.6% (Cost $2,077,626)*	$2,248,484

Other Assets & Liabilities, Net – (0.6)%	(14,169)
Net Assets – 100.0%	$2,234,315

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Variable rate security. Rate presented is as of September 30, 2016.

*  Cost for federal income tax purposes is $2,102,642 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$206,343
Gross Unrealized Depreciation	(60,501)
Net Unrealized Appreciation	$145,842

See Notes to Financial Statements.	5

BAYWOOD VALUEPLUS FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$2,137,270
Level 2 - Other Significant Observable Inputs	111,214
Level 3 - Significant Unobservable Inputs	-
Total	$2,248,484

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.
PORTFOLIO HOLDINGS
% of Total Investments
Basic Materials	8.1%
Capital Goods / Industrials	10.4%
Consumer Cyclicals	4.5%
Consumer Staples	7.4%
Energy	15.3%
Financials	19.2%
Health Care	10.8%
Technology	14.9%
Telecommunications	2.3%
Transportation	0.9%
Utilities	1.2%
Money Market Fund	5.0%
100.0%

See Notes to Financial Statements.	6

BAYWOOD VALUEPLUS FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $2,077,626)	$2,248,484
Receivables:
Fund shares sold	2,404
Investment securities sold	3,074
Dividends	2,666
From investment advisor	8,044
Prepaid expenses	9,448
Total Assets	2,274,120

LIABILITIES
Payables:
Investment securities purchased	13,143
Accrued Liabilities:
Fund services fees	4,281
Other expenses	22,381
Total Liabilities	39,805

NET ASSETS	$2,234,315

COMPONENTS OF NET ASSETS
Paid-in capital	$2,048,032
Undistributed net investment income	4,234
Accumulated net realized gain	11,191
Net unrealized appreciation	170,858
NET ASSETS	$2,234,315

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	109,420
Institutional Shares	34,363

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $1,698,610)	$15.52
Institutional Shares (based on net assets of $535,705)	$15.59

See Notes to Financial Statements.	7

BAYWOOD VALUEPLUS FUND STATEMENTS OF OPERATIONS

	December 1, 2015	For the Year
	Through	Ended
INVESTMENT INCOME	September 30, 2016*	November 30, 2015
Dividend income (Net of foreign withholding taxes of $125 and $469, respectively) .	$47,743	$287,641
Total Investment Income	47,743	287,641

EXPENSES
Investment advisor fees	7,909	49,163
Fund services fees	51,532	80,000
Transfer agent fees:
Investor Shares	15,150	18,180
Institutional Shares	15,150	18,180
Distribution fees:
Investor Shares	2,967	3,514
Custodian fees	5,633	5,000
Registration fees:
Investor Shares	13,054	13,663
Institutional Shares	13,083	13,397
Professional fees	24,637	34,391
Trustees' fees and expenses	2,519	2,587
Miscellaneous expenses	17,219	19,822
Total Expenses	168,853	257,897
Fees waived and expenses reimbursed	(154,812)	(185,556)
Net Expenses	14,041	72,341

NET INVESTMENT INCOME	33,702	215,300

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	54,453	1,216,102
Net change in unrealized appreciation (depreciation) on investments	75,799	(2,370,562)
NET REALIZED AND UNREALIZED GAIN (LOSS)	130,252	(1,154,460)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$163,954	$(939,160)
*	Effective March 24, 2016, the Fund changed its fiscal year end from November 30 to September 30.

See Notes to Financial Statements.	8

BAYWOOD VALUEPLUS FUND STATEMENTS OF CHANGES IN NET ASSETS

	December 1, 2015 Through September 30, 2016*	For the Year Ended November 30, 2015	December 2, 2013** Through November 30, 2014
OPERATIONS
Net investment income	$33,702	$215,300	$268,748
Net realized gain	54,453	1,216,102	900,291
Net change in unrealized appreciation (depreciation)	75,799	(2,370,562)	93,057
Increase (Decrease) in Net Assets Resulting from Operations	163,954	(939,160)	1,262,096

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(184,835)	(21,548)	(4,507)
Institutional Shares	(59,920)	(215,813)	(25,497)
Net realized gain:
Investor Shares	(30,026)	(106,575)	-
Institutional Shares	(9,339)	(795,111)	-
Total Distributions to Shareholders	(284,120)	(1,139,047)	(30,004)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	222,661	-	2,156,450
Institutional Shares	82,490	1,666,328	12,143,951
Reinvestment of distributions:
Investor Shares	214,861	128,123	4,507
Institutional Shares	69,259	1,010,924	25,497
Redemption of shares:
Investor Shares	(4,481)	(54,025)	(841,210)
Institutional Shares	(17,824)	(11,423,874)	(2,183,041)
Increase (Decrease) in Net Assets from Capital Share Transactions	566,966	(8,672,524)	11,306,154
Increase (Decrease) in Net Assets	446,800	(10,750,731)	12,538,246

NET ASSETS
Beginning of Period	1,787,515	12,538,246	-
End of Period (Including line (a))	$2,234,315	$1,787,515	$12,538,246

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	14,548	-	123,329
Institutional Shares	5,823	95,363	687,361
Reinvestment of distributions:
Investor Shares	14,608	7,383	254
Institutional Shares	4,691	57,782	1,428
Redemption of shares:
Investor Shares	(299)	(3,097)	(47,306)
Institutional Shares	(1,208)	(697,866)	(119,011)
Increase (Decrease) in Shares	38,163	(540,435)	646,055

(a) Undistributed net investment income	$4,234	$210,999	$237,355
*			Effective March 24, 2016, the Fund changed its fiscal year end from November 30 to September 30.
**			Commencement of Operations.

See Notes to Financial Statements.	9

BAYWOOD VALUEPLUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Period Ended September 30, 2016(a)		For the Year Ended November 30, 2015	December 2, 2013 (b) through November 30, 2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$16.90		$19.28	$17.47
INVESTMENT OPERATIONS
Net investment income (c)	0.26		0.34	0.36
Net realized and unrealized gain (loss)	0.93		(1.06)	1.49
Total from Investment Operations	1.19		(0.72)	1.85
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2.20)		(0.26)	(0.04)
Net realized gain	(0.37)		(1.40)	—
Total Distributions to Shareholders	(2.57)		(1.66)	(0.04)
NET ASSET VALUE, End of Period	$15.52		$16.90	$19.28
TOTAL RETURN	8.40	%(d)	(3.86)%	10.59	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,699	$1,362		$1,471
Ratios to Average Net Assets:
Net investment income	2.07	%(e)	1.97%	1.98	%(e)
Net expenses	0.95	%(e)	0.95%	0.95	%(e)
Gross expenses (f)	9.43	%(e)	5.80%	4.54	%(e)
PORTFOLIO TURNOVER RATE	22	%(d)	32%	35	%(d)

(a)		Effective March 24, 2016, the Fund changed its fiscal year end from November 30 to September 30. The information presented is for the period December 1, 2015 through September 30, 2016.
(b)		Commencement of operations.
(c)		Calculated based on average shares outstanding during each period.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	10

BAYWOOD VALUEPLUS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Period Ended September 30, 2016(a)		For the Year Ended November 30, 2015	December 2, 2013 (b) Through November 30, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$17.00		$19.42	$17.56
INVESTMENT OPERATIONS
Net investment income (c)	0.29		0.39	0.41
Net realized and unrealized gain (loss)	0.94		(1.06)	1.50
Total from Investment Operations	1.23		(0.67)	1.91
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(2.27)		(0.35)	(0.05)
Net realized gain	(0.37)		(1.40)	—
Total Distributions to Shareholders	(2.64)		(1.75)	(0.05)
NET ASSET VALUE, End of Period	$15.59		$17.00	$19.42
TOTAL RETURN	8.65	%(d)	(3.58)%	10.87	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$536	$426		$11,067
Ratios to Average Net Assets:
Net investment income	2.30	%(e)	2.23%	2.26	%(e)
Net expenses	0.70	%(e)	0.70%	0.70	%(e)
Gross expenses (f)	14.43	%(e)	2.09%	2.50	%(e)
PORTFOLIO TURNOVER RATE	22	%(d)	32%	35	%(d)

(a)		Effective March 24, 2016, the Fund changed its fiscal year end from November 30 to September 30. The information presented is for the period December 1, 2015 through September 30, 2016.
(b)		Commencement of operations.
(c)		Calculated based on average shares outstanding during each period.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	11

BAYWOOD SOCIALLYRESPONSIBLE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2016

Dear Shareholder,

This letter covering the twelve months ended September 30, 2016 is SKBA Capital Management's ("SKBA") first regarding the economic and financial market perspectives and the investment activities for the Baywood SociallyResponsible Fund (the "Fund"). This report also marks a new chapter in the organization of the Fund as SKBA was pleased to be elected, effective January 8, 2016, the Advisor to the renamed Baywood SociallyResponsible Fund.

We have long desired to become the Advisor to the Fund in order to align our goals with those of our clients and shareholders through every aspect of fund management. During the transition, however, large client flows caused a material negative impact on Fund performance from November of 2015 through February of 2016. Yet SKBA has remained steadfast in its application of our investment approach to meet the needs of shareholders who want environmental, social, and governance (ESG) criteria applied to the stock selection decisions in the Fund and we are very excited at the Fund's prospects going forward. The Fund is a mid-to-large capitalization value-oriented portfolio of stock holdings selected from a universe of stocks created through the application of social screens and assessments of the ESG profile of each company. Among these stocks, we further evaluate and assess each prospective holding's valuation and fundamental business attraction to determine the current portfolio holdings.

As the new Advisor to the Fund we will do everything within our control to ensure we are aware of client commitments and intentions.  Having completed the transition, we are looking forward to a fresh start as Advisor and as shareholders as well together with outside shareholders in the Fund.  Additionally, we believe the Fund's return characteristics are more represented by the eight full months since the completion of the conversion.

In the most recently ended quarter, the Fund's returns meaningfully surpassed all of our benchmarks; a reminder that our investment horizons don't often match up with the clearly defined quarterly reporting that is commonplace.  We manage for the long-term yet are measured in quarters.  As value investors, there are periods of strong market advances where the Fund may not keep up; there are also periods in which the value of the securities we purchase tend to be unrecognized.  These tend to be followed by periods in which those securities purchased do become recognized.  Quite often those take place in times of either normal or volatile returns.  While volatility may be difficult to "stomach", we seek it in order to take advantage of mis-pricings.  The last year or so has been such an environment and we expect it to continue to provide opportunities over a considerable period.

During the recently ended quarter, consumer staples, an underperforming sector in the Russell 1000 Value Index, was flat in the benchmark.  Not an unsurprising result given the high valuations and poor fundamentals.   Our underweight position in this expensive sector contributed to returns as did the individual holdings which returned more than 4%.  In a quarter where the portfolio outperformed in numerous ways, this sector's performance is more indicative of our valuation discipline and philosophy than of anything else.  Consumer Staples, in general, are priced for perfection.  The global hunt for yield and stability has pushed valuations to near record highs, reducing yields to record lows.  Further, growth in the sector is pressured as emerging economies, once drivers of growth, slow down and pressure revenues.  These two conditions make the decision to underweight an easy one, yet the two staple stocks the strategy does own - Pepsi and Procter & Gamble - were some of the two best performing stocks in the sector.

Both Pepsi and Procter & Gamble have divergent sets of fundamentals from other stocks in the sector.  Where, on one pass, one might look at reported earnings and conclude they are expensive; normalizing the earnings yields a much different perspective.  Procter & Gamble is recovering from years of underperformance as smaller, more focused companies willing to sacrifice margins for market share have eaten away at its lead.  Yet it is in the process of completing its biggest change in strategy since the Gillette acquisition by divesting of nearly 2/3's of its slower growing, lower margin brands.  The resulting company will be much more focused and the simple stemming of market share losses should result in large fundamental improvements.  Pepsi, on the other hand has been widely successful in maintaining its market share in a competitive environment where carbonated, sugary drinks have lagged consumer preferences.  Additionally, we have always liked its strategy of diversification with its snack foods segment.  Indra Nooyi, to the extent that she is able, is shifting the company's beverage mix away from carbonated soft drinks and shifting its snacks mix to incorporate more healthy alternatives.  This is not only good for consumer health and diets in general; it is also proving to be good for the company's financials.  While the majority of stocks in the staples category suffer from high valuations and deteriorating fundamentals, these two companies have reasonable valuations and are showing improving fundamentals, which speaks to our philosophy.  We don't chase sectors because somehow 'Value' has become defined or bound by certain sectors or stocks.  We purchase stocks that are out-of-favor in which fundamentals aren't likely to be as bad as the valuation would suggest.  It's not always what you invest in that will determine how you perform; it's also what you avoid.  In this case, it was both.

Stocks in the utilities sector suffer from the same general condition as consumer staples, albeit to a much higher degree.  Here, fundamentals are unambiguously poor and relative valuations are near stratospheric, the combination of which are the reasons we

12

BAYWOOD SOCIALLYRESPONSIBLE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2016

have no sector representation in the portfolio.  This decision alone accounted for a large portion of the outperformance in the third quarter.  Conversely, the decision to hold an overweight position in the Information Technology sector helped returns in addition to stock selection, the majority of which was from Qualcomm.  Qualcomm is a stock whose valuation suggested it would be in perpetual decline despite the fact it holds a monopoly on the patents for most of the world's smart phones, a growing market.  During the most recently ended quarter its fundamentals were proven to be "not as bad as feared" and its price recovered meaningfully off of multi-year lows.  We initiated a position in Qualcomm two years ago and continued to add to our position as it declined through the earlier part of the year.  Our conviction enabled us to lower our average purchase price all the way down to where the tiniest bit of good news propelled returns significantly.

Throughout the year we lowered our positions in financials and are currently underweight compared to the Russell 1000 Value Index.  Overall our allocation to the sector contributed to returns, while a few stocks partially offset it.  Our decision to underweight the sector came somewhat naturally when two of our holdings were acquired last year and we did not re-deploy the proceeds back into the sector as rate volatility persisted.  Instead we increased positions elsewhere and held steady to our holdings in financials.  That decision proved to be correct and in the most recent quarter as the companies we held were some of the most out-of-favor and a bit of reversion to the mean for Bank of America, Metlife and Kennedy Wilson's valuations led the group to an overall sector outperformance.

For most of the year markets have been volatile to say the least, which has proven beneficial for us value investors.  While the benchmark averages continue to climb we're seeing more divergent valuations across sectors and individual stocks.  This has led to an increase in activity in the portfolio.  During the third quarter alone we added several new companies: Royal Philips, Discovery Communications, Range Resources and Radian Group.  Phillips is a European conglomerate in the process of de-conglomerating and has underperformed for years as profitable divisions subsidized its loss-making businesses.  Changes in management and a focus on industries with oligopoly structures within healthcare should boost profits as it divests its less profitable lighting divisions.  Further, it is now a healthcare equipment manufacturing company that participates in some of the faster growing segments in the industry where valuation multiples tend to be much higher.  A reasonable valuation and improving fundamentals point to a successful investment without having to make heroic assumptions.

Discovery is a new investment that follows a familiar theme: media stocks are cheap!  We purchased Starz! several years ago because its valuation was suggestive that severe pricing pressures would persist, despite the fact that its shows were rejuvenated and gaining in popularity, the result of hiring a former HBO director.  It needed to grow in order to increase its leverage in pricing negotiations, but even if it didn't its valuation was still too low, in our opinion.  We didn't need to make heroic assumptions about Starz!, a successful investment that has agreed to merge with LionsGate and we don't need to make heroic assumptions about Discovery as its valuation is as similarly depressed.

Radian, another new addition from the portfolio provides mortgage insurance to individuals and financial institutions.  It is a part of the solution in terms of the housing recovery and helps enable those without the ability to make down payments of 20%, a rarity in these days of high home values, to own a home.  One of the major reasons for the protracted housing recovery is from the lack of buyers with credit good enough to purchase a home.  This means that over the last 5-7 years, those with the ability to purchase a home have been in the highest tier of credit, which also means very low future losses for Radian.  Its valuation still remains low as there have been fears of price competition in the industry, but with recent consolidation, those fears will likely subside.

Range Resources was also added in the third quarter as we reduced our holdings in Devon Energy.  Devon was the top contributor in the third quarter and, as the strategy's largest energy related company, we are reducing the position to maintain our targeted exposure.  Instead we are turning to Range Resources, whose production is geared towards NGLs and natural gas, much cleaner sources of energy and whose valuation has lagged its peers in the recent rally.  Our goal in the energy sector is to remain underweight the benchmark while responsibly striking the proper balance between lower carbon emitters and attractive valuations.  In the past this strategy detracted from returns as the cleaner segment of the energy industry has not performed particularly well from an investment perspective, but was rewarded in the most recent quarter as it added most to returns despite the underweight position in an outperforming sector.

For the twelve month period ending September 30, 2016, the Fund underperformed its benchmark, which includes significant deleterious effects from outflows that occurred prior to and during the transition of SKBA becoming Advisor to the Fund.  The absence of such uncontrollable factors, factors we hope to contain going forward, combined with a market environment conducive to value investing have resulted in the Fund's improved returns over a number of months.  We remain steadfast in our resolve to manage our shareholders' assets prudently.  We believe the current environment and the heightened volatility associated with it lends itself to our value discipline; something that has been absent in the recent high absolute return environment At the same time,

13

BAYWOOD SOCIALLYRESPONSIBLE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2016

after nearly eight consecutive years of increasing stock prices, markets will not be forgiving of highly valued companies that disappoint.  We will attempt to steer clear of those and continue our relentless search for value as we always have with capital preservation foremost, responsibly.

For more detailed information on SKBA Capital Management, LLC and our investment process and perspectives, visit our website at www.SKBA.com.

Current and future portfolio holdings are subject to change and risk.

The Russell 1000 Value Index is used to compare fund performance to its peers.  It is not possible to invest directly into an index or category.  Past performance is no guarantee of future results.

Risk Considerations:  Mutual fund investing involves risk, including the possible loss of principal. Socially responsible investment criteria may limit the number of investment opportunities available to the Fund or it may invest a larger portion of its assets in certain sectors which could be more sensitive to market conditions, economic, regulatory and environmental developments. These factors could negatively impact the Fund's returns. The Fund primarily invests in undervalued securities, which may not appreciate in value as anticipated by the Advisor or remain undervalued for longer than anticipated. The Fund may invest in American Depositary Receipts (ADRs), which involves risks relating to political, economic or regulatory conditions in foreign countries and may cause greater volatility and less liquidity. The Fund may also invest in convertible securities and preferred stock, which may be adversely affected as interest rates rise.

14

BAYWOOD SOCIALLYRESPONSIBLE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

The following charts reflect the change in the value of a hypothetical $10,000 investment in Investor Shares and $100,000 investment in Institutional Shares, including reinvested dividends and distributions, in Baywood SociallyResponsible Fund (the "Fund") compared with the performance of the primary benchmark, MSCI KLD 400 Social Index and Russell 1000 Value Index, over the past ten fiscal years. The MSCI KLD 400 Social Index is a capitalization weighted index of 400 US securities that provides exposure to companies with outstanding Environmental, Social and Governance ratings and excludes companies whose products have negative social or environmental impacts.  The Russell 1000 Value Index is an unmanaged index which measures the performance of the large-cap value segment of the Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with lower price-to-book ratios and lower forecasted growth values. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of both the MSCI KLD 400 Social Index and Russell 1000 Value Index include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI KLD 400 Social Index and Russell 1000 Value Index do not include expenses. The Fund is professionally managed, while the MSCI KLD 400 Social Index and Russell 1000 Value Index are unmanaged and are not available for investment.

15

BAYWOOD SOCIALLYRESPONSIBLE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (855) 409-2297. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 1.22% and 0.85%, respectively. However, the Fund's advisor has agreed to contractually waive its fees and/or reimburse expenses such that total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) do not exceed 1.14% and 0.89% for Investor Shares and Institutional Shares, respectively through December 31, 2017 (the "Expense Cap"). The Fund may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement, is approved by the Fund's Board of Trustees, and the reimbursement does not cause the Fund's net annual operating expenses of that class to exceed the expense cap in place at the time the fees were waived. During the period, certain fees were waived and/or expenses reimbursed, otherwise returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

16

BAYWOOD SOCIALLYRESPONSIBLE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Shares	Security Description	Value

Common Stock - 93.4%
Basic Materials - 5.1%
1,300	Albemarle Corp.	$111,137
5,300	Packaging Corp. of America	430,678
10,100	The Mosaic Co.	247,046
		788,861
Capital Goods / Industrials - 9.9%
8,338	Johnson Controls International PLC	387,967
8,200	Republic Services, Inc.	413,690
1,800	Stanley Black & Decker, Inc.	221,364
2,100	Union Pacific Corp.	204,813
11,600	USG Corp. (a)	299,860
		1,527,694
Consumer Discretionary - 10.9%
9,000	AutoNation, Inc. (a)	438,390
7,400	Discovery Communications, Inc., Class C (a)	194,694
21,900	Ford Motor Co.	264,333
16,800	Starz, Class A (a)	523,992
10,700	Twenty-First Century Fox, Inc., Class B	264,718
		1,686,127
Consumer Staples - 4.3%
3,400	PepsiCo, Inc.	369,818
3,300	The Procter & Gamble Co.	296,175
		665,993
Energy - 9.0%
14,100	Cabot Oil & Gas Corp.	363,780
2,600	ConocoPhillips	113,022
11,000	Devon Energy Corp.	485,210
8,600	National Oilwell Varco, Inc.	315,964
3,000	Range Resources Corp.	116,250
		1,394,226
Financials - 20.9%
13,100	Air Lease Corp.	374,398
6,400	American Express Co.	409,856
7,100	American International Group, Inc.	421,314
30,900	Bank of America Corp.	483,585
1,000	Berkshire Hathaway, Inc., Class B (a)	144,470
3,300	BOK Financial Corp.	227,601
9,150	Brookfield Asset Management, Inc., Class A	321,897
2,700	M&T Bank Corp.	313,470
6,500	MetLife, Inc.	288,795
17,700	Radian Group, Inc.	239,835
		3,225,221
Health Care - 16.4%
5,600	AbbVie, Inc.	353,192
6,185	Baxter International, Inc.	294,406
2,600	Becton Dickinson and Co.	467,298
Shares	Security Description	Value

5,700	DaVita, Inc. (a)	$376,599
1,900	Gilead Sciences, Inc.	150,328
11,200	HealthSouth Corp.	454,384
14,900	Koninklijke Philips NV, ADR	440,891
		2,537,098
Technology - 15.0%
12,900	Cisco Systems, Inc.	409,188
15,300	Corning, Inc.	361,845
1,200	International Business Machines Corp.	190,620
6,100	Microsoft Corp.	351,360
5,400	Oracle Corp.	212,112
7,300	QUALCOMM, Inc.	500,050
4,400	TE Connectivity, Ltd.	283,272
		2,308,447
Telecommunications - 1.9%
5,500	Verizon Communications, Inc.	285,890

Total Common Stock (Cost $13,617,977)		14,419,557
Money Market Fund - 6.7%
1,033,572	Morgan Stanley Institutional Liquidity Fund, 0.31% (b) (Cost $1,033,572)	1,033,572

Total Investments - 100.1% (Cost $14,651,549)*		$15,453,129
Other Assets & Liabilities, Net – (0.1)%		(7,871)
Net Assets – 100.0%		$15,445,258

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of September 30, 2016.

*  Cost for federal income tax purposes is $15,631,664 and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$506,512
Gross Unrealized Depreciation	(685,047)
Net Unrealized Depreciation	$(178,535)

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$14,419,557
Level 2 - Other Significant Observable Inputs	1,033,572
Level 3 - Significant Unobservable Inputs	-
Total	$15,453,129

The Level 1 value displayed in this table is Common Stock.  The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of
See Notes to Financial Statements.	17

BAYWOOD SOCIALLYRESPONSIBLE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level Level 1, Level 2 and Level 3 for the year ended September 30, 2016.

PORTFOLIO HOLDINGS
% of Total Investments
Basic Materials	5.1%
Capital Goods / Industrials	9.9%
Consumer Discretionary	10.9%
Consumer Staples	4.3%
Energy	9.0%
Financials	20.9%
Health Care	16.4%
Technology	14.9%
Telecommunications	1.9%
Money Market Fund	6.7%
100.0%

See Notes to Financial Statements.	18

BAYWOOD SOCIALLYRESPONSIBLE FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $14,651,549)	$15,453,129
Cash	893
Receivables:
Fund shares sold	2,487
Investment securities sold	146,773
Dividends	17,076
Prepaid expenses	3,193
Total Assets	15,623,551

LIABILITIES
Payables:
Investment securities purchased	145,565
Fund shares redeemed	111
Accrued Liabilities:
Investment advisor fees	1,504
Trustees' fees and expenses	40
Fund services fees	5,530
Other expenses	25,543
Total Liabilities	178,293

NET ASSETS	$15,445,258

COMPONENTS OF NET ASSETS
Paid-in capital	$16,000,829
Accumulated net realized loss	(1,357,151)
Net unrealized appreciation	801,580
NET ASSETS	$15,445,258

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	975,454
Institutional Shares	547,202

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $9,889,909)	$10.14
Institutional Shares (based on net assets of $5,555,349)	$10.15

See Notes to Financial Statements.	19

BAYWOOD SOCIALLYRESPONSIBLE FUND STATEMENT OF OPERATIONS YEAR ENDED SEPTEMBER 30, 2016

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,505) .	$1,226,048
Total Investment Income	1,226,048

EXPENSES
Investment advisor fees	419,145
Fund services fees	101,552
Transfer agent fees:
Investor Shares	13,515
Institutional Shares	14,887
Distribution fees:
Investor Shares	34,939
Custodian fees	7,053
Registration fees:
Investor Shares	7,769
Institutional Shares	5,676
Professional fees	23,734
Trustees' fees and expenses	12,204
Miscellaneous expenses	34,168
Total Expenses	674,642
Fees waived and expenses reimbursed	(123,949)
Net Expenses	550,693

NET INVESTMENT INCOME	675,355

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(1,239,017)
Net change in unrealized appreciation (depreciation) on investments	15,453,930
NET REALIZED AND UNREALIZED GAIN	14,214,913
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,890,268

See Notes to Financial Statements.	20

BAYWOOD SOCIALLYRESPONSIBLE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
OPERATIONS
Net investment income	$675,355	$3,150,747
Net realized gain (loss)	(1,239,017)	2,738,120
Net change in unrealized appreciation (depreciation)	15,453,930	(28,299,350)
Increase (Decrease) in Net Assets Resulting from Operations	14,890,268	(22,410,483)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(539,156)	(2,845,377)
Institutional Shares	(213,418)	(240,990)
Net realized gain:
Investor Shares	(1,155,096)	(5,652,223)
Institutional Shares	(750,918)	(671,508)
Total Distributions to Shareholders	(2,658,588)	(9,410,098)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,397,425	4,091,605
Institutional Shares	8,353,879	112,429,342
Reinvestment of distributions:
Investor Shares	1,686,621	903,845
Institutional Shares	944,207	8,463,173
Redemption of shares:
Investor Shares	(14,388,052)	(5,830,449)
Institutional Shares	(256,204,428)	(26,406,009)
Increase (Decrease) in Net Assets from Capital Share Transactions	(258,210,348)	93,651,507
Increase (Decrease) in Net Assets	(245,978,668)	61,830,926

NET ASSETS
Beginning of Year	261,423,926	199,593,000
End of Year (Including line (a))	$15,445,258	$261,423,926

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	152,505	363,291
Institutional Shares	792,315	9,897,772
Reinvestment of distributions:
Investor Shares	172,979	82,167
Institutional Shares	96,286	767,411
Redemption of shares:
Investor Shares	(1,619,069)	(519,232)
Institutional Shares	(23,760,340)	(2,343,458)
Increase (Decrease) in Shares	(24,165,324)	8,247,951

(a) Undistributed net investment income	$-	$76,785

See Notes to Financial Statements.	21

BAYWOOD SOCIALLYRESPONSIBLE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
	For the Years Ended September 30,
	2016	2015	2014	2013	2012
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year	$10.16	$11.42	$12.26	$10.04	$8.37
INVESTMENT OPERATIONS
Net investment income (a)	0.08	0.11	0.18	0.09	0.11
Net realized and unrealized gain (loss)	0.71	(0.98)	1.15	2.22	1.67
Total from Investment Operations	0.79	(0.87)	1.33	2.31	1.78
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.28)	(0.10)	(0.15)	(0.09)	(0.11)
Net realized gain	(0.53)	(0.29)	(2.02)	—	—
Total Distributions to Shareholders	(0.81)	(0.39)	(2.17)	(0.09)	(0.11)
NET ASSET VALUE, End of Year	$10.14	$10.16	$11.42	$12.26	$10.04
TOTAL RETURN	8.28%	(7.86)%	12.11%	23.12%	21.28%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$9,890	$23,045	$26,763	$31,387	$25,631
Ratios to Average Net Assets:
Net investment income	0.77%	0.99%	1.55%	0.81%	1.13%
Net expenses	1.28%	1.14%	1.14%	1.13%	1.15%
Gross expenses (b)	1.84%	1.37%	1.46%	1.38%	1.40%
PORTFOLIO TURNOVER RATE	57%	29%	34%	42%	38%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.	22

BAYWOOD SOCIALLYRESPONSIBLE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each year.
For the Years Ended September 30,
2016	2015	2014	2013	2012
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year	$10.18	$11.45	$12.28	$10.06	$8.38
INVESTMENT OPERATIONS
Net investment income (a)	0.14	0.14	0.19	0.12	0.13
Net realized and unrealized gain (loss)	0.66	(0.99)	1.18	2.22	1.68
Total from Investment Operations	0.80	(0.85)	1.37	2.34	1.81

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.30)	(0.13)	(0.18)	(0.12)	(0.13)
Net realized gain	(0.53)	(0.29)	(2.02)	—	—
Total Distributions to Shareholders	(0.83)	(0.42)	(2.20)	(0.12)	(0.13)
NET ASSET VALUE, End of Year	$10.15	$10.18	$11.45	$12.28	$10.06
TOTAL RETURN	8.40%	(7.70)%	12.46%	23.38%	21.63%
RATIOS/SUPPLEMENTARY ATA
Net Assets at End of Year (000's omitted)	$5,555	$238,379	$172,830	$45,357	$80,109
Ratios to Average Net Assets:
Net investment income	1.35%	1.22%	1.62%	1.10%	1.37%
Net expenses	0.89%	0.89%	0.89%	0.87%	0.90%
Gross expenses (b)	1.00%	0.87	%(c)	0.96%	0.87%	0.90%
PORTFOLIO TURNOVER RATE	57%	29%	34%	42%	38%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(c)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

See Notes to Financial Statements.	23

BAYWOOD FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 1. Organization
Baywood ValuePlus Fund and Baywood SociallyResponsible Fund (individually, a "Fund" and collectively, the "Funds") are diversified portfolios of Forum Funds II (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. The Baywood ValuePlus Fund commenced operations on December 2, 2013. The Baywood ValuePlus Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Baywood ValuePlus Fund seeks to achieve long-term capital appreciation by investing in undervalued equity securities.
On December 2, 2013, the Baywood ValuePlus Fund commenced operations through a reorganization of a collective investment trust into the Baywood ValuePlus Fund.  The collective investment trust was previously managed by the Baywood ValuePlus Fund's Advisor and portfolio management team.  This collective investment trust was organized and commenced operations on June 27, 2008.  The collective investment trust had an investment objective and strategies that were, in all material respects, identical to those of the Baywood ValuePlus Fund.  The net assets and unrealized gain received by the Baywood ValuePlus Fund from this tax-free reorganization were as follows:
Date of Contribution	Net Assets Investor Shares	Net Assets Institutional Shares	Shares Issued Investor Shares	Shares Issued Institutional Shares	Cost of Investments	Unrealized Gain on Investments
December 2, 2013	$2,099,735	$10,168,720	120,217	579,166	$9,396,973	$2,372,564

In addition to the securities transferred in, as noted above, $498,918 of cash and other receivables were also transferred in as part of the reorganization.
The Baywood SociallyResponsible Fund commenced operations on January 3, 2005. The Baywood SociallyResponsible Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Baywood SociallyResponsible Fund seeks to provide long-term capital growth.
On December 7, 2015, at a special meeting of Shareholders of Baywood SociallyResponsible Fund, formerly City National Rochdale Socially Responsible Equity Fund, a series of City National Rochdale Funds (the "Predecessor Fund"), the shareholders approved a proposal to reorganize the Predecessor Fund into the Baywood SociallyResponsible Fund, a newly created series of the Forum Funds II.  The Predecessor Fund was sub-advised by the Fund's Advisor, SKBA Capital Management, LLC, with the same portfolio managers as Baywood SociallyResponsible Fund.  The Baywood SociallyResponsible Fund is managed in a manner that is in all material respects equivalent to the management of the Predecessor Fund, including the investment objective, strategies, guidelines and restrictions. The primary purpose of the reorganization was to move the Predecessor Fund to a newly created series of Forum Funds II.  As a result of the reorganization, the Baywood SociallyResponsible Fund is now operating under the supervision of a different board of trustees. On January 8, 2016, the Baywood SociallyResponsible Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund. The shares of the Predecessor Fund were, in effect, exchanged on a tax-free basis for Shares of the Baywood SociallyResponsible Fund with the same aggregate value.  No commission or other transactional fees were imposed on shareholders in connection with the tax-free exchange of their shares.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using
24

BAYWOOD FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016
the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Advisor, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2016, for each Fund's investments is included at the end of each Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment

25

BAYWOOD FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016
portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of each Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Advisor – SKBA Capital Management, LLC (the "Advisor") is the investment advisor to the Funds. Pursuant to an Investment Advisory Agreement, the Advisor receives an advisory fee at an annual rate of 0.50% and 0.70% of the average daily net assets of Baywood ValuePlus Fund and Baywood SociallyResponsible Fund, respectively. Prior to January 8, 2016, for the Predecessor Fund to Baywood SociallyResponsible Fund, City National Rochdale received an advisory fee at an annual rate of 0.75% of the Fund's average daily assets. For the period October 1, 2015 through January 8, 2016, the advisory fee paid to City National Rochdale was $337,829 for the Baywood SociallyResponsible Fund.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Funds have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 of the Act. Under the Plan, each Fund may pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of each Fund's average daily net assets of Investor Shares for providing distribution and/or shareholder services to the Funds.
The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Prior to January 8, 2016, SEI Investments Global Funds Services served as the administrator to the Predecessor Fund to the Baywood SociallyResponsible Fund. For the period October 1, 2015 through January 8, 2016, the administration fee paid to SEI Investments Global Funds Services was $38,781 for the Baywood SociallyResponsible Fund.
Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman). The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees' fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
Note 4. Expenses Reimbursed and Fees Waived
The Advisor has contractually agreed to waive its fee and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Investor Shares to 0.95% and Institutional Shares to 0.70% through March 31, 2017 for Baywood ValuePlus Fund. Effective January 8, 2016, the Advisor also has contractually agreed to waive its fees and/or reimburse certain expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) for Investor Shares to 1.14% and Institutional Shares to 0.89% through December 31, 2017 for Baywood SociallyResponsible Fund. Other Fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2016, fees waived and expenses reimbursed were as follows:

26

BAYWOOD FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

	Investment Advisor Fees Waived	Investment Advisor Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
Baywood ValuePlus Fund	$7,909	$109,403	$37,500	$154,812
Baywood SociallyResponsible Fund	75,063	15,982	32,904	123,949

For the year ended November 30, 2015, fees waived and expenses reimbursed were as follows:
	Investment Advisor Fees Waived	Investment Advisor Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
Baywood ValuePlus Fund	$49,163	$91,393	$45,000	$185,556

The Funds may repay the Advisor for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement, is approved by the Funds' Board of Trustees and the reimbursement does not cause the Funds' net annual operating expenses of that class to exceed the expense cap in place at the time the fees were waived. The amount of fees waived or expenses reimbursed eligible for recoupment are as follows:
Baywood ValuePlus Fund	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
November 30, 2014	$201,724	November 30, 2017	$-
November 30, 2015	$140,556	November 30, 2018	$-
September 30, 2016	$117,312	September 30, 2019	$-

Baywood SociallyResponsible Fund	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
September 30, 2016	$91,045	September 30, 2019	$-

Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2016, were as follows:

	Purchases	Sales
Baywood ValuePlus Fund	$669,794	$401,361
Baywood SociallyResponsible Fund	31,395,184	284,262,994

Note 6. Federal Income Tax
Distributions paid during the fiscal periods ended as noted were characterized for tax purposes as follows:
	Ordinary Income	Long-Term Capital Gain	Total
Baywood ValuePlus Fund
2016	$240,467	$43,653	$284,120
2015	229,854	2,129,193	2,359,047
2014	30,004	-	30,004
Baywood SociallyResponsible Fund
2016	752,147	1,906,441	2,658,588
2015	3,086,366	6,323,732	9,410,098

There are amounts included in the above relating to equalization debits.

27

BAYWOOD FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

As of September 30, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Baywood ValuePlus Fund	$4,234	$36,207	$-	$145,842	$186,283
Baywood SociallyResponsible Fund	-	-	(377,036)	(178,535)	(555,571)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales.
For tax purposes, the Baywood SociallyResponsible Fund's current year post-October loss was $377,036 (realized during the period November 1, 2015 through September 30, 2016). This loss will be recognized for tax purposes on the first business day of the Fund's next fiscal year, October 1, 2016.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the periods ended November 30, 2015 and September 30, 2016 . The following reclassifications were the result of partnerships, equalization and distribution reclassifications and have no impact on the net assets of each Fund.
For the year ended November 30, 2015	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Baywood ValuePlus Fund	$(4,295)	(1,215,705)	(1,220,000)

For the period ended September 30, 2016	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Baywood ValuePlus Fund	$4,288	$(4,288)	$-
Baywood SociallyResponsible Fund	434	902	(1,336)

Note 7. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Baywood ValuePlus Fund and Baywood SociallyResponsible Fund
and the Board of Trustees of Forum Funds II
We have audited the accompanying statements of assets and liabilities of Baywood ValuePlus Fund (formerly Baywood SKBA ValuePlus Fund) and Baywood SociallyResponsible Fund (formerly City National Rochdale SociallyResponsible Fund and formerly a series of the City National Rochdale Funds) (the "Funds"), each a series of shares of beneficial interest in Forum Funds II, including the schedules of investments, as of September 30, 2016, and the related statements of operations for the ten-month period then ended and for the year ended November 30, 2015 and the statements of changes in net assets and financial highlights for each of the years or periods during the period December 2, 2013 (commencement of operations) through September 30, 2016 for the Baywood ValuePlus Fund. We have also audited the statement of operations for the year ended September 30, 2016 and the statements of changes in net assets and financial highlights for each of the years in the two-year period then ended for the Baywood SociallyResponsible Fund.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years presented through September 30, 2014 for the Baywood SociallyResponsible Fund were audited by other auditors, whose report dated November 28, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Baywood ValuePlus Fund and Baywood SociallyResponsible Fund as of September 30, 2016, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods detailed above, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 21, 2016

29

BAYWOOD FUNDS ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

Investment Advisory Agreement Approval

On September 9, 2016, the Trustees met in person with independent legal counsel to the Independent Trustees ("Independent Legal Counsel"), representatives of the Advisor and others to consider information related to the approval of the investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor for the performance of investment advisory services to the Funds. A description of the Board's conclusions in approving the agreement follows.
In preparation for its September meeting of the Board of Trustees of the Trust ("September Meeting"), the Trustees were presented with a range of information to assist in their deliberations. Those materials included a copy of the investment advisory agreement, as well as information from Broadridge Financial Solutions, Inc. ("Broadridge"), a leading independent source of data about the mutual fund industry, which compared the Funds' investment advisory fee and total expense ratio with appropriate groups of peer funds that were selected by Broadridge. The Trustees also received a memorandum from Independent Legal Counsel concerning their responsibilities with respect to the approval of the investment advisory agreement. The Independent Trustees met in executive session with Independent Legal Counsel while deliberating.
The Board also reviewed information provided by the Advisor concerning the following:

•	The nature and extent of the services provided by the Advisor, including information about the investment objectives, policies and strategies applicable to each Fund;
•	The personnel of the Advisor, including educational background, experience in the investment management industry, and the ability of the Advisor to retain qualified personnel;
•	The compliance program of the Advisor;
•	The financial condition and stability of the Advisor;
•	The potential for the Advisor to derive benefits that are ancillary to serving as an investment adviser to the Funds;
•	The investment performance of the Advisor with respect to the Funds and their similarly managed accounts;
•	The profitability of the Advisor, including information concerning the advisory fees of funds identified by Broadridge and considered to be comparable;
•	The investing philosophy of the Advisor; and
•	The terms of the investment advisory agreement, including the fees payable under the agreement, and the commitment of the Advisor to provide expense caps and fee waivers for the Funds.

At the September Meeting, the Trustees reviewed, evaluated, and discussed among themselves and with the Advisor and Independent Legal Counsel, among other things, the information referenced above. The Trustees also considered the overall reputation, capabilities, and commitment of the Advisor to provide high-quality services to the Funds. The Independent Trustees engaged in discussion and consideration amongst themselves, and with the Advisor and Independent Legal Counsel. The Trustees concluded that the nature and extent of the investment advisory services provided by the Advisor to the Funds would be appropriate and consistent with the terms of the investment advisory agreement, including the amount of fees to be paid to the Advisor under the advisory agreement. At the September Meeting, the Board unanimously approved the investment advisory agreement. The Trustees agreed that no single factor was determinative of their decision to approve the investment advisory agreement.

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (855) 409-2297 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Each Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (855) 409-2297 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

30

BAYWOOD FUNDS ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees (for Investor Shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016, through September 30, 2016.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2016	September 30, 2016	Period*	Ratio*
Baywood ValuePlus Fund
Investor Shares
Actual	$1,000.00	$1,080.41	$4.94	0.95%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.25	$4.80	0.95%
Institutional Shares
Actual	$1,000.00	$1,082.07	$3.64	0.70%
Hypothetical (5% return before taxes)	$1,000.00	$1,021.50	$3.54	0.70%

Baywood SociallyResponsible Fund
Investor Shares
Actual	$1,000.00	$1,090.73	$5.96	1.14%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.30	$5.76	1.14%
Institutional Shares
Actual	$1,000.00	$1,091.68	$4.65	0.89%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.55	$4.50	0.89%

*
Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Baywood ValuePlus Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  The Baywood SociallyResponsible  Fund designates 100.00% of its income dividend distributed as DRD and 100.00% for QDI.

31

BAYWOOD FUNDS ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer and Mr. Hong are considered Interested Trustees due to their affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (855) 409-2297.
Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	46	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University 2009-2012.	22	Trustee, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	22	Trustee, Forum ETF Trust and U.S. Global Investors Funds
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	22	Trustee, U.S. Global Investors Funds
John Y. Keffer[2] Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	46	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

32

Gurtin Municipal Bond Management

2016 Annual Funds Report
September 30, 2016

TABLE OF CONTENTS

Gurtin National Municipal Oportunistic Value Fund
A Message to Our Shareholders (Unaudited)	2
Performance Chart and Analysis (Unaudited)	3
Schedule of Investments	5
Statements of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11

Gurtin California Municipal Oportunistic Value Fund
A Message to Our Shareholders (Unaudited)	12
Performance Chart and Analysis (Unaudited)	13
Schedule of Investments	15
Statements of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22

Gurtin National Municipal Intermediate Value Fund
A Message to Our Shareholders (Unaudited)	23
Performance Chart and Analysis (Unaudited)	24
Schedule of Investments	26
Statements of Assets and Liabilities	32
Statement of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	35

Gurtin California Municipal Intermediate Value Fund
A Message to Our Shareholders (Unaudited)	36
Performance Chart and Analysis (Unaudited)	37
Schedule of Investments	39
Statements of Assets and Liabilities	43
Statement of Operations	44
Statements of Changes in Net Assets	45
Financial Highlights	46

Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	52
Additional Information (Unaudited)	53

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2016

Dear Shareholders:
During the 12-month period from September 30, 2015 through September 30, 2016, we continued to manage the Gurtin National Municipal Opportunistic Value Fund and the Gurtin California Municipal Opportunistic Value Fund (the Gurtin Opportunistic Value Funds) under our disciplined investment approach of opportunistically deploying capital only as attractive investments become available. During this same period, we saw a continued decline in municipal bond yields which made for a difficult investment environment for the Gurtin Opportunistic Value Funds – even following an increase in the fed funds rate by the Federal Reserve (the Fed) in December, which was the first rate increase seen since 2006.
Recognizing the importance of the Fed's actions in an eventual reversal of interest rates' downward trajectory, we have remained focused on the Fed for important clues regarding its approach to monetary policy.  We believe that such clues were clearly provided in Fed actions and discussions which seemed to indicate its intentions to raise rates, albeit slowly, as long as the domestic economy continues to perform in a similar manner to 2015 and 2016 year-to-date.
In terms of the trajectory of Fed tightening, our research and the Fed's actions and projections lead us to believe that: 1) the Fed will likely only raise rates when the markets are reasonably calm, 2) the Fed wants to make sure that a fed funds rate increase is discounted in the markets prior to any move, and 3) the trajectory of rates will likely be slow and deliberate, but subject to change based upon future market dynamics. Notably, the Fed was willing to be patient in October, 2015 and restrain from a rate hike during a period of significant volatility and uncertainty in overseas markets, the bond market absorbed the December rate hike without a hiccup, and the terminal fed funds rate is not expected to be reached until after 2018.
While we remain reticent to predict the path for interest rates, we believe a rising rate backdrop will likely result in a somewhat rocky and volatile path for intermediate and longer term municipal yields. Given the strained liquidity in the markets in general, and the municipal market in particular, we expect that any increase in volatility will result in spread widening – not only between municipals and Treasuries, but also in municipal credit spreads which, if history is a guide, will be somewhat random in nature. We continue to believe that the Gurtin Opportunistic Value Funds are well positioned for rising rates, and look forward to being able to use market dynamics such as strained liquidity and randomness of spread widening to our advantage by exploiting opportunities presented to the Gurtin Opportunistic Value Funds by a volatile market.
Sincerely,
William R. Gurtin
CEO, CIO, Managing Partner
 Gurtin Fixed Income Management, LLC
Important Information:
Effective August 1, 2016, Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund were renamed Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Oppportunistic Value Fund, respectively.
There can be no guarantee that any strategy (risk management) or otherwise will be successful. All investing involves risk, including the potential loss of principal.
Bonds: Investing in the bond market is subject to certain risks including market, interest-rate, issuer, credit and inflation risk; investments may be worth more or less than the original cost when redeemed. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax; a strategy concentrating in a single or limited number of states is subject to greater risk of adverse economic conditions and regulatory changes. The value of most bond funds and fixed income securities is impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Credit risk refers to an issuer's ability to make interest and principal payments when due.
2

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
SEPTEMBER 30, 2016

The following chart reflects the change in the value of a hypothetical $250,000 investment in Institutional Shares, including reinvested dividends and distributions, in Gurtin National Municipal Opportunistic Value Fund (the "Fund") compared with the performance of the benchmark, Bank of America Merrill Lynch Municipal Miscellaneous Index 7-12 Years  ("BAML Muni Misc 7-12") and the Bank of America Merrill Lynch Municipal Blended Index ("BAML Muni Blended"), since inception. The BAML Muni Misc 7-12 was formerly known as the Merrill Lynch Municipal Miscellaneous 7-12 Years Index and measures the performance of municipal securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years. The BAML Muni Blended is a blend of 75% of The Bank of America Merrill Lynch 7-12 Year US Large Cap Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years, and 25% of the Bank of America Merrill Lynch 12-22 Year US Large Cap Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 12 years and less than 22 years. The total returns of both the BAML Muni Misc 7-12 and the BAML Muni Blended includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the BAML Muni Misc 7-12 and the BAML Muni Blended do not include expenses. The Fund is professionally managed, while the BAML Muni Misc 7-12 and the BAML Muni Blended are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 342-5763. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 0.93%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.60%, through January 28, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
3

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

The Fund's underperformance relative to the benchmark BAML Muni Blended and the BAML Muni Misc 7-12 during the twelve months ended September 30, 2016, was largely attributable to the Fund's relatively more conservative positioning during a period of declining interest rates, with effective duration as of each month end being 44% and 54% that of the benchmark BAML Muni Blended and the BAML Muni Misc 7-12 on average, respectively; while this more conservative positioning was certainly deliberate as we maintained our discipline of opportunistically deploying capital only as attractive investments become available, increased cash associated with advance refunded holdings also contributed to the Fund's shorter effective duration. Historically low yields, a flattened yield curve, tight spreads, drastically decreased market availability of shorter duration bond structures, and massive inflows into long-term mutual funds over an extended period of time combined over the past year to create a difficult investment environment for the Fund. However, we were able to find select opportunities to reinvest cash into lower duration bonds, and price appreciation was a positive driver of performance for the existing holdings in the Fund as municipal yields declined throughout the year.
A privately offered fund managed by the Gurtin National Municipal Opportunistic Value Fund's Adviser and portfolio management team ("Predecessor Fund") reorganized into the Gurtin National Municipal Opportunistic Value Fund on November 3, 2014. This Predecessor Fund was organized on November 16, 2009, and commenced operations on May 3, 2010. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Gurtin National Municipal Opportunistic Value Fund. The Predecessor Fund, however, was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Gurtin National Municipal Opportunistic Value Fund's performance for periods prior to the commencement of operations is that of the Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the Predecessor Fund was calculated net of the Predecessor Fund's fees and expenses. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Gurtin National Municipal Opportunistic Value Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Gurtin National Municipal Opportunistic Value Fund, the performance may have been higher or lower. Past performance is not indicative of future results.
4

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

Municipal Bonds - 98.4%
Alabama - 1.4%
$1,500,000	Alabama Special Care Facilities Financing Authority-Birmingham, Alabama RB	5.00%	11/15/39	$1,508,040
California - 18.2%
85,000	California Health Facilities Financing Authority, California RB, Series A	5.00	04/01/25	85,298
500,000	California State Public Works Board, California RB, Series B1	5.63	03/01/30	577,175
2,875,000	California State Public Works Board, California RB, Series G	5.00	11/01/37	3,392,155
1,000,000	City of Fairfield, California COP, Series A (a)	6.55	04/01/30	655,500
670,000	County of San Bernardino, California COP	5.00	08/01/28	677,142
1,450,000	Golden State Tobacco Securitization Corp., California RB, Series A	5.00	06/01/29	1,747,352
1,000,000	Modesto Irrigation District, California RB (b)	1.14	09/01/27	956,790
1,000,000	Natomas Unified School District, California GOB (a)	5.05	08/01/26	604,840
1,000,000	Natomas Unified School District, California GOB (a)	5.14	08/01/27	570,860
4,795,000	Riverside County Public Financing Authority, California Tax Allocation Bond	4.75	10/01/35	4,795,527
3,050,000	Sacramento County Sanitation Districts Financing Authority, California RB, Series B (b)	1.09	12/01/35	2,839,764
130,000	State of California, GOB, Series 07	5.13	10/01/27	130,490
1,500,000	Stockton East Water District, California COP, Series B (a)	5.96-5.97	04/01/20	1,222,350

Principal	Security Description	Rate	Maturity	Value

$2,200,000	Stockton East Water District, California COP, Series B (a)	6.09%	04/01/26	$1,244,716
250,000	Victor Valley Community College District, California GOB, Series A	5.38	08/01/29	281,155
				19,781,114
Connecticut - 4.7%
3,000,000	State of Connecticut, Connecticut GOB, Series A (b)	1.79	03/01/24	3,005,430
2,125,000	State of Connecticut, Connecticut GOB, Series F	5.00	12/01/21	2,140,491
				5,145,921
District of Columbia - 2.7%
2,900,000	Washington Convention & Sports Authority, District of Columbia RB, Series A	4.50	10/01/30	2,908,990

Florida - 6.9%
2,775,000	County of Miami-Dade Transit System, Florida RB	5.00	07/01/32	2,955,569
1,145,000	Highlands County Health Facilities Authority, Florida RB, Series G	5.13	11/15/22	1,151,240
675,000	South Florida Water Management District, Florida COP	5.00	10/01/36	675,081
2,675,000	South Miami Health Facilities Authority, Florida RB	5.00	08/15/32	2,755,571
				7,537,461
Illinois - 14.4%
500,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/27	549,200
525,000	Chicago Park District, Illinois GOB, Series A	5.50	01/01/33	622,356
980,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/33	1,053,725
3,000,000	Chicago Park District, Illinois GOB, Series A	5.75	01/01/38	3,605,460
1,975,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/40	2,176,509

See Notes to Financial Statements.	5

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$1,500,000	Chicago Park District, Illinois GOB, Series C	5.00%	01/01/27	$1,663,785
900,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/29	990,054
1,250,000	Illinois Finance Authority, Illinois RB	5.00	07/01/46	1,289,400
525,000	Illinois Finance Authority, Illinois RB, Series D	6.25	11/01/28	583,028
1,030,000	University of Illinois, Illinois RB, Series A	5.13	04/01/36	1,155,197
900,000	University of Illinois, Illinois RB, Series A	5.00	04/01/39	1,025,316
825,000	Will Grundy Etc Counties Community College District No. 525, Illinois GOB, Series B	5.25	06/01/36	973,038
				15,687,068
Indiana - 7.5%
2,335,000	Indiana Finance Authority, Indiana RB, Series A	4.50	12/01/24	2,348,660
3,575,000	Indiana Finance Authority, Indiana RB, Series A	3.00	06/01/29	3,586,869
1,950,000	Indiana Finance Authority, Indiana RB, Series A	5.00	05/01/42	2,218,905
				8,154,434
Kansas - 1.8%
2,000,000	State of Kansas Department of Transportation, Kansas RB, Series B-3 (b)	0.59	09/01/17	1,994,680

Louisiana - 2.5%
2,750,000	State of Louisiana Gasoline & Fuels Tax Revenue, Louisiana RB, Series B2 (b)	0.92	05/01/43	2,737,350

Maryland - 0.6%
625,000	Montgomery County Housing Opportunites Commission, Maryland RB, Series C	5.00	07/01/31	682,725

Massachusetts - 0.9%
935,000	Massachusetts Housing Finance Agency, Massachusetts RB, Series C	5.00	12/01/30	983,190

Principal	Security Description	Rate	Maturity	Value

Michigan - 2.2%
$550,000	Michigan State Building Authority, Michigan RB, Series A	5.20%	10/15/31	$638,770
1,760,000	Michigan State Housing Development Authority, Michigan RB, Series A	5.15	10/01/29	1,760,211
				2,398,981
Minnesota - 4.4%
4,775,000	Minneapolis-St Paul Metropolitan Airports Commission, Minnesota RB, Series A	4.50	01/01/32	4,818,596

Nevada - 0.1%
145,000	Nevada Housing Division, Nevada RB, Series A	5.85	10/01/20	145,583

New York - 4.9%
1,000,000	Metropolitan Transportation Authority, New York RB, Series A	5.00	11/15/31	1,005,710
2,500,000	New York State Dormitory Authority, New York RB	5.00	07/01/46	2,575,550
50,000	New York State Dormitory Authority, New York RB, Series D	5.75	02/15/19	50,211
1,410,000	Schenectady Metroplex Development Authority, New York RB, Series A	5.50	08/01/33	1,752,320
				5,383,791
North Carolina - 3.0%
3,200,000	North Carolina Capital Facilities Finance Agency, North Carolina RB, Series A	5.00	10/01/41	3,211,200

Ohio - 8.2%
2,950,000	American Municipal Power, Inc., Ohio RB, Series B	5.00	02/15/37	3,406,955
5,225,000	Ohio Higher Educational Facility Commission, Ohio RB, Series A	5.25	01/01/33	5,513,524
				8,920,479

See Notes to Financial Statements.	6

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

Pennsylvania - 1.2%
$1,300,000	Elizabethtown Area School District, Pennsylvania GOB	2.00%	03/01/18	$1,306,071

Texas - 4.9%
1,425,000	City of San Antonio Electric & Gas Systems Revenue, Texas RB	5.00	02/01/32	1,444,893
1,600,000	County of Harris, Texas RB (b)	1.22	08/15/35	1,463,776
1,375,000	Lamar Consolidated Independent School District, Texas GOB	5.00	02/15/38	1,396,423
1,000,000	Red River Education Financing Corp., Texas RB	5.00	03/15/38	1,019,380
				5,324,472
Virginia - 2.6%
2,775,000	Fairfax County Redevelopment & Housing Authority, Virginia RB	4.75	04/01/38	2,821,343

Washington - 5.3%
1,715,000	Central Puget Sound Regional Transit Authority, Washington RB	4.75	02/01/28	1,830,882
2,000,000	City of Seattle Drainage & Wastewater Revenue, Washington RB	5.00	06/01/38	2,136,580
1,455,000	Everett Housing Authority, Washington RB (b)	4.89	06/01/37	1,472,882
250,000	State of Washington, Washington COP, Series D	5.45	07/01/28	275,485
				5,715,829

Total Municipal Bonds (Cost $103,680,950)	107,167,318

Shares	Security Description	Value

Money Market Fund - 0.5%
581,273	Fidelity Government Money Market Fund, 0.27% (b) (Cost $581,273)	581,273

Total Investments - 98.9% (Cost $104,262,223)*	$107,748,591
Other Assets & Liabilities, Net – 1.1%	1,173,629
Net Assets – 100.0%	$108,922,220

(a)	Zero coupon bond. Interest rate presented is yield to maturity.
(b)	Variable rate security. Rate presented is as of September 30, 2016.

COP	Certificate of Participation
GOB	General Obligation Bond
RB	Revenue Bond

*  Cost for federal income tax purposes is $104,262,223 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$3,533,543
Gross Unrealized Depreciation	(47,175)
Net Unrealized Appreciation	$3,486,368

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$-
Level 2 - Other Significant Observable Inputs	107,748,591
Level 3 - Significant Unobservable Inputs	-
Total	$107,748,591

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended September 30, 2016.
AFA
PORTFOLIO HOLDINGS
% of Total Investments
Municipal Bonds	99.5%
Money Market Fund	0.5%
100.0%

See Notes to Financial Statements.	7

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $104,262,223)	$107,748,591
Receivables:
Dividends and interest	1,309,650
Prepaid expenses	12,031
Total Assets	109,070,272

LIABILITIES
Payables:
Fund shares redeemed	57,078
Distributions payable	14,573
Accrued Liabilities:
Investment adviser fees	37,727
Trustees' fees and expenses	353
Fund services fees	9,698
Other expenses	28,623
Total Liabilities	148,052

NET ASSETS	$108,922,220

COMPONENTS OF NET ASSETS
Paid-in capital	$105,227,842
Distributions in excess of net investment income	(219)
Accumulated net realized gain	208,229
Net unrealized appreciation	3,486,368
NET ASSETS	$108,922,220
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	10,731,854
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.15

See Notes to Financial Statements.	8

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND STATEMENT OF OPERATIONS YEAR ENDED SEPTEMBER 30, 2016

INVESTMENT INCOME
Dividend income .	$11,035
Interest income	2,563,623
Total Investment Income	2,574,658

EXPENSES
Investment adviser fees	480,810
Fund services fees	140,440
Custodian fees	11,302
Registration fees	16,210
Professional fees	37,749
Trustees' fees and expenses	9,653
Offering costs	5,655
Miscellaneous expenses	52,818
Total Expenses	754,637
Fees waived	(113,559)
Net Expenses	641,078

NET INVESTMENT INCOME	1,933,580

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	224,340
Net change in unrealized appreciation on investments	1,229,771
NET REALIZED AND UNREALIZED GAIN	1,454,111
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,387,691

See Notes to Financial Statements.	9

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2016	November 3, 2014* through September 30, 2015
OPERATIONS
Net investment income	$1,933,580	$1,301,681
Net realized gain (loss)	224,340	(16,111)
Net change in unrealized appreciation	1,229,771	171,293
Increase in Net Assets Resulting from Operations	3,387,691	1,456,863

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1,933,804)	(1,301,676)

CAPITAL SHARE TRANSACTIONS
Sale of shares	27,315,987	106,706,244
Reinvestment of distributions	1,729,254	1,136,510
Redemption of shares	(13,308,725)	(16,266,124)
Increase in Net Assets from Capital Share Transactions	15,736,516	91,576,630
Increase in Net Assets	17,190,403	91,731,817

NET ASSETS
Beginning of Period	91,731,817	-
End of Period (Including line (a))	$108,922,220	$91,731,817

SHARE TRANSACTIONS
Sale of shares	2,713,337	10,678,702
Reinvestment of distributions	171,051	113,588
Redemption of shares	(1,315,943)	(1,628,881)
Increase in Shares	1,568,445	9,163,409

(a) Undistributed (distributions in excess of) net investment income	$(219)	$5
* Commencement of operations.

See Notes to Financial Statements.	10

GURTIN NATIONAL MUNICIPAL OPPORTUNISTIC VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended September 30, 2016	November 3, 2014 (a) through September 30, 2015
INSTITUTIONAL CLASS
NET ASSET VALUE, Beginning of Period	$10.01	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.18	0.20
Net realized and unrealized gain	0.14	0.02
Total from Investment Operations	0.32	0.22
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.18)	(0.21)
NET ASSET VALUE, End of Period	$10.15	$10.01
TOTAL RETURN	3.26%	2.18	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$108,922	$91,732
Ratios to Average Net Assets:
Net investment income	1.81%	2.21	%(d)
Net expenses	0.60%	0.60	%(d)
Gross expenses (e)	0.71%	0.93	%(d)
PORTFOLIO TURNOVER RATE	59%	32	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	11

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2016

Dear Shareholders:
During the 12-month period from September 30, 2015 through September 30, 2016, we continued to manage the Gurtin National Municipal Opportunistic Value Fund and the Gurtin California Municipal Opportunistic Value Fund (the Gurtin Opportunistic Value Funds) under our disciplined investment approach of opportunistically deploying capital only as attractive investments become available. During this same period, we saw a continued decline in municipal bond yields which made for a difficult investment environment for the Gurtin Opportunistic Value Funds – even following an increase in the fed funds rate by the Federal Reserve (the Fed) in December, which was the first rate increase seen since 2006.
Recognizing the importance of the Fed's actions in an eventual reversal of interest rates' downward trajectory, we have remained focused on the Fed for important clues regarding its approach to monetary policy.  We believe that such clues were clearly provided in Fed actions and discussions which seemed to indicate its intentions to raise rates, albeit slowly, as long as the domestic economy continues to perform in a similar manner to 2015 and 2016 year-to-date.
In terms of the trajectory of Fed tightening, our research and the Fed's actions and projections lead us to believe that: 1) the Fed will likely only raise rates when the markets are reasonably calm, 2) the Fed wants to make sure that a fed funds rate increase is discounted in the markets prior to any move, and 3) the trajectory of rates will likely be slow and deliberate, but subject to change based upon future market dynamics. Notably, the Fed was willing to be patient in October, 2015 and restrain from a rate hike during a period of significant volatility and uncertainty in overseas markets, the bond market absorbed the December rate hike without a hiccup, and the terminal fed funds rate is not expected to be reached until after 2018.
While we remain reticent to predict the path for interest rates, we believe a rising rate backdrop will likely result in a somewhat rocky and volatile path for intermediate and longer term municipal yields. Given the strained liquidity in the markets in general, and the municipal market in particular, we expect that any increase in volatility will result in spread widening – not only between municipals and Treasuries, but also in municipal credit spreads which, if history is a guide, will be somewhat random in nature. We continue to believe that the Gurtin Opportunistic Value Funds are well positioned for rising rates, and look forward to being able to use market dynamics such as strained liquidity and randomness of spread widening to our advantage by exploiting opportunities presented to the Gurtin Opportunistic Value Funds by a volatile market.
Sincerely,
William R. Gurtin
CEO, CIO, Managing Partner
 Gurtin Fixed Income Management, LLC
Important Information:
Effective August 1, 2016, Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund were renamed Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Oppportunistic Value Fund, respectively.
There can be no guarantee that any strategy (risk management) or otherwise will be successful. All investing involves risk, including the potential loss of principal.
Bonds: Investing in the bond market is subject to certain risks including market, interest-rate, issuer, credit and inflation risk; investments may be worth more or less than the original cost when redeemed. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax; a strategy concentrating in a single or limited number of states is subject to greater risk of adverse economic conditions and regulatory changes. The value of most bond funds and fixed income securities is impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Credit risk refers to an issuer's ability to make interest and principal payments when due.

12

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

The following chart reflects the change in the value of a hypothetical $250,000 investment in Institutional Shares, including reinvested dividends and distributions, in Gurtin California Municipal Opportunistic Value Fund (the "Fund") compared with the performance of the benchmark, Bank of America Merrill Lynch Municipal Miscellaneous Index 7-12 Years  ("BAML Muni Misc 7-12") and the Bank of America Merrill Lynch Municipal Blended Index ("BAML Muni Blended"), since inception. The BAML Muni Misc 7-12 was formerly known as the Merrill Lynch Municipal Miscellaneous 7-12 Years Index and measures the performance of municipal securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years. The BAML Muni Blended is a blend of 75% of The Bank of America Merrill Lynch 7-12 Year US Large Cap Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 7 years and less than 12 years, and 25% of the Bank of America Merrill Lynch 12-22 Year US Large Cap Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Large Cap Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 12 years and less than 22 years. The total returns of both the BAML Muni Misc 7-12 and the BAML Muni Blended includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the BAML Muni Misc 7-12 and the BAML Muni Blended do not include expenses. The Fund is professionally managed, while the BAML Muni Misc 7-12 and the BAML Muni Blended are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 342-5763. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 0.79%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.60%, through January 28, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

13

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

The Fund's underperformance relative to the benchmark BAML Muni Blended and the BAML Muni Misc 7-12 during the twelve months ended September 30, 2016, was largely attributable to the Fund's relatively more conservative positioning during a period of declining interest rates, with effective duration as of each month end being 46% and 56% that of the benchmark BAML Muni Blended and the BAML Muni Misc 7-12 on average, respectively; while this more conservative positioning was certainly deliberate as we maintained our discipline of opportunistically deploying capital only as attractive investments become available, increased cash associated with advance refunded holdings also contributed to the Fund's shorter effective duration. Historically low yields, a flattened yield curve, tight spreads, drastically decreased market availability of shorter duration bond structures, and massive inflows into long-term mutual funds over an extended period of time combined over the past year to create a difficult investment environment for the Fund. However, we were able to find select opportunities to reinvest cash into lower duration bonds, and price appreciation was a positive driver of performance for the existing holdings in the Fund as municipal yields declined throughout the year.

A privately offered fund managed by the Gurtin California Municipal Opportunistic Value Fund's Adviser and portfolio management team ("Predecessor Fund") reorganized into the Gurtin California Municipal Opportunistic Value Fund on November 3, 2014. This Predecessor Fund was organized on November 16, 2009, and commenced operations on May 3, 2010. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Gurtin California Municipal Opportunistic Value Fund. The Predecessor Fund, however, was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and the Predecessor Fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 which, if applicable, may have adversely affected its performance. The Gurtin California Municipal Opportunistic Value Fund's performance for periods prior to the commencement of operations is that of the Predecessor Fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the Predecessor Fund was calculated net of the Predecessor Fund's fees and expenses. The performance of the Predecessor Fund has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Gurtin California Municipal Opportunistic Value Fund. If the performance of the Predecessor Fund had been restated to reflect the applicable fees and expenses of the Gurtin California Municipal Opportunistic Value Fund, the performance may have been higher or lower. Past performance is not indicative of future results.

14

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

Municipal Bonds - 97.7%
California - 86.0%
$1,000,000	Abag Finance Authority for Nonprofit Corps, California RB	5.00%	01/01/33	$1,181,720
1,160,000	Alameda Public Financing Authority, California RB, Series A	5.25	07/01/29	1,307,494
5,000,000	Bay Area Toll Authority, California RB, Series A (a)	1.00	04/01/47	5,001,000
10,000,000	Bay Area Toll Authority, California RB, Series D1 (a)	1.23	04/01/45	10,016,400
290,000	Bret Harte Union High School District, California COP	4.25	09/01/20	290,850
700,000	California Infrastructure & Economic Development Bank, California RB	5.00	08/15/23	751,975
500,000	California Infrastructure & Economic Development Bank, California RB	5.75	08/15/29	576,345
500,000	California State Public Works Board, California RB, Series B	6.00	04/01/27	563,300
500,000	California State Public Works Board, California RB, Series B1	5.40	03/01/26	570,100
500,000	California State Public Works Board, California RB, Series G	5.00	11/01/31	501,850
4,100,000	California State Public Works Board, California RB, Series G	5.00	11/01/37	4,837,508
1,000,000	California State Public Works Board, California RB, Series G1	5.75	10/01/30	1,133,880
4,440,000	California State Public Works Board, California RB, Series I-1	5.00	11/01/16	4,456,561
600,000	California State Public Works Board, California RB, Series I-1	6.13	11/01/29	694,074

Principal	Security Description	Rate	Maturity	Value

$1,000,000	Centinela Valley Union High School District, California GOB, Series B	5.75%	08/01/30	$1,281,120
1,910,000	Centinela Valley Union High School District, California GOB, Series B	5.75	08/01/33	2,429,806
1,000,000	Chino Valley Unified School District, California GOB (b)	5.85	08/01/26	628,590
3,000,000	Chino Valley Unified School District, California General Obligation Bond (b)	4.62	08/01/29	1,629,060
2,000,000	City of Fairfield, California COP, Series A (b)	6.55	04/01/30	1,311,000
1,000,000	City of Fresno Water System, California RB, Series A	5.25	06/01/18	1,003,870
1,690,000	City of Vallejo Water Revenue, California RB	5.00	05/01/18	1,695,966
2,575,000	Coachella Valley Unified School District, California GOB, Series D	5.00	08/01/37	3,026,372
10,000,000	County of Riverside California, California Revenue Note, Series D	2.00	10/12/16	10,003,600
1,400,000	County of San Bernardino, California COP	5.00	08/01/28	1,414,924
1,275,000	County of San Bernardino, California COP	4.75	08/01/28	1,279,310
2,835,000	Dublin Unified School District, California GOB, Series D (b)	5.73	08/01/34	1,058,674
5,000,000	El Centro Financing Authority, California RB, Series A	4.75	10/01/31	5,000,550
1,500,000	Elk Grove Finance Authority, California Special Tax Bond	5.00	09/01/38	1,779,660
1,600,000	Fresno Unified School District, California GOB, Series G (b)	6.10	08/01/41	374,080

See Notes to Financial Statements.	15

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$125,000	Golden State Tobacco Securitization Corp., California RB, Series A	4.60%	06/01/23	$132,024
1,000,000	Los Angeles Community Redevelopment Agency, California RB	5.00	09/01/37	1,003,330
1,725,000	Los Angeles County Regional Financing Authority, California RB, Series B-1	3.00	11/15/21	1,728,174
1,050,000	Los Angeles County Schools Regionalized Business Services Corp., California COP, Series B	4.75	06/01/27	1,078,130
5,140,000	Los Angeles Department of Water & Power, California RB, Series A-1	5.00	07/01/39	5,291,373
6,000,000	Los Angeles Department of Water, California RB	5.00	07/01/38	6,186,360
8,575,000	Metropolitan Water District of Southern California, California RB	5.00	07/01/37	8,854,545
5,000,000	Metropolitan Water District of Southern California, California RB, Series A4 (a)	1.22	07/01/36	4,996,500
3,185,000	Modesto Irrigation District Financing Authority, California RB (a)	1.14	09/01/27	3,047,376
1,600,000	Modesto Irrigation District Financing Authority, California RB (a)	1.19	09/01/37	1,448,288
5,495,000	Municipal Improvement Corp. of Los Angeles, California Revene Bond, Series B	2.00	11/01/16	5,501,429
2,650,000	Oakland Unified School District/Alameda County, California GOB	6.63	08/01/38	3,318,727

Principal	Security Description	Rate	Maturity	Value

$770,000	Oxnard School District, California GOB, Series A	5.75%	08/01/30	$957,318
3,000,000	Pleasanton-Suisun City Home Financing Authority, California RB (b)	0.46	10/01/16	2,999,940
2,500,000	Port of Oakland, California RB, Series P	5.00	05/01/33	2,877,375
5,120,000	Regents of the University of California Medical Center Pooled Revenue, California RB, Series C2 (a)	1.29	05/15/43	4,516,915
4,100,000	Riverside County Public Financing Authority, California Tax Allocation Bond	4.75	10/01/35	4,100,451
9,525,000	Sacramento County Sanitation Districts Financing Authority, California RB, Series B (a)	1.09	12/01/35	8,868,442
2,000,000	Sacramento County Water Financing Authority, California RB, Series B (a)	1.11	06/01/34	1,852,640
5,475,000	San Bernardino City Unified School District, California GOB, Series C	5.00	08/01/40	6,501,453
1,000,000	San Diego Public Facilities Financing Authority, California RB, Series A	5.25	04/15/29	1,155,550
2,715,000	San Diego Regional Building Authority, California RB, Series A	4.00	10/15/16	2,718,665
2,500,000	San Jose Redevelopment Agency, California Tax Allocation Bond, Series D	5.00	08/01/21	2,580,775
2,275,000	San Jose Unified School District, California GOB, Series D	5.00	08/01/32	2,448,287

See Notes to Financial Statements.	16

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$105,000	San Mateo Union High School District, California GOB, Series A (b)	6.02%	09/01/25	$77,040
895,000	San Mateo Union High School District, California GOB, Series A (b)	6.02	09/01/25	650,083
2,355,000	Sierra View Local Health Care District, California RB	5.25	07/01/37	2,433,822
5,000	State of California, California GOB	5.00	10/01/28	5,018
525,000	State of California, California GOB	5.00	11/01/37	547,197
2,825,000	State of California, California GOB	5.00	11/01/37	2,954,922
135,000	State of California, California GOB, Series 07	5.13	10/01/27	135,509
85,000	State of California, California GOB, Series 2007	5.75	05/01/30	85,360
3,300,000	Stockton East Water District, California COP, Series B (b)	5.96-6.00	04/01/21	2,531,991
2,000,000	Stockton East Water District, California COP, Series B (b)	6.08	04/01/25	1,202,680
775,000	Stockton Unified School District, California GOB	5.00	07/01/27	929,403
1,600,000	Tulare County Board of Education, California COP	5.38	05/01/33	1,897,456
250,000	Victor Valley Community College District, California GOB, Series A	5.38	08/01/29	281,155
				163,695,342
Illinois - 9.5%
1,000,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/30	1,125,980
1,000,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/35	1,107,450
2,050,000	Chicago Park District, Illinois GOB, Series A	5.75	01/01/38	2,463,731
2,325,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/40	2,562,220
1,755,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/26	2,048,120
1,000,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/26	1,167,020

Principal	Security Description	Rate	Maturity	Value

$1,580,000	Chicago Park District, Illinois GOB, Series C	5.00%	01/01/23	$1,817,742
1,600,000	Chicago Park District, Illinois GOB, Series C	5.25	01/01/37	1,777,776
3,580,000	Chicago Park District, Illinois GOB, Series C	5.25	01/01/40	3,959,480
				18,029,519
Louisiana - 1.7%
3,340,000	State of Louisiana Gasoline & Fuels Tax Revenue, Louisiana RB, Series B2 (a)	0.92	05/01/43	3,324,636

Texas - 0.5%
1,000,000	Tarrant County Cultural Education Facilities Finance Corp. , Texas RB, Series A	5.00	02/15/36	1,014,120

Total Municipal Bonds (Cost $178,547,840)	186,063,617

Shares	Security Description	Value

Money Market Fund - 1.4%
2,760,666	Fidelity Government Money Market Fund, 0.27% (a) (Cost $2,760,666)	2,760,666

Total Investments - 99.1% (Cost $181,308,506)*	$188,824,283
Other Assets & Liabilities, Net – 0.9%	1,638,092
Net Assets – 100.0%	$190,462,375

(a)	Variable rate security. Rate presented is as of September 30, 2016.
(b)	Zero coupon bond. Interest rate presented is yield to maturity.

COP Certificate of Participation
GOB General Obligation Bond
RB    Revenue Bond

*  Cost for federal income tax purposes is $181,308,506 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$7,597,749
Gross Unrealized Depreciation	(81,972)
Net Unrealized Appreciation	$7,515,777

See Notes to Financial Statements.	17

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$-
Level 2 - Other Significant Observable Inputs	188,824,283
Level 3 - Significant Unobservable Inputs	-
Total	$188,824,283

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the year ended September 30, 2016.
AFA
PORTFOLIO HOLDINGS
% of Total Investments
Municipal Bonds	98.5%
Money Market Fund	1.5%
100.0%

See Notes to Financial Statements.	18

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $181,308,506)	$188,824,283
Receivables:
Dividends and interest	1,863,353
Prepaid expenses	5,037
Total Assets	190,692,673

LIABILITIES
Payables:
Fund shares redeemed	103,172
Distributions payable	6,075
Accrued Liabilities:
Investment adviser fees	74,806
Trustees' fees and expenses	605
Fund services fees	12,717
Other expenses	32,923
Total Liabilities	230,298

NET ASSETS	$190,462,375

COMPONENTS OF NET ASSETS
Paid-in capital	$182,640,429
Undistributed net investment income	22
Accumulated net realized gain	306,147
Net unrealized appreciation	7,515,777
NET ASSETS	$190,462,375
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	18,651,487
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.21

See Notes to Financial Statements.	19

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND STATEMENT OF OPERATIONS YEAR ENDED SEPTEMBER 30, 2016

INVESTMENT INCOME
Dividend income .	$13,034
Interest income	4,659,045
Total Investment Income	4,672,079

EXPENSES
Investment adviser fees	828,706
Fund services fees	208,077
Custodian fees	18,861
Registration fees	3,082
Professional fees	42,444
Trustees' fees and expenses	14,894
Offering costs	5,079
Miscellaneous expenses	81,693
Total Expenses	1,202,836
Fees waived	(97,896)
Net Expenses	1,104,940

NET INVESTMENT INCOME	3,567,139

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	393,489
Net change in unrealized appreciation on investments	2,280,170
NET REALIZED AND UNREALIZED GAIN	2,673,659
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,240,798

See Notes to Financial Statements.	20

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2016	November 3, 2014* through September 30, 2015
OPERATIONS
Net investment income	$3,567,139	$2,313,780
Net realized gain (loss)	393,489	(87,342)
Net change in unrealized appreciation	2,280,170	830,284
Increase in Net Assets Resulting from Operations	6,240,798	3,056,722

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(3,567,134)	(2,313,763)

CAPITAL SHARE TRANSACTIONS
Sale of shares	40,612,199	181,959,715
Reinvestment of distributions	3,404,936	2,119,555
Redemption of shares	(18,693,551)	(22,357,102)
Increase in Net Assets from Capital Share Transactions	25,323,584	161,722,168
Increase in Net Assets	27,997,248	162,465,127

NET ASSETS
Beginning of Period	162,465,127	-
End of Period (Including line (a))	$190,462,375	$162,465,127

SHARE TRANSACTIONS
Sale of shares	4,002,872	18,169,038
Reinvestment of distributions	334,511	211,373
Redemption of shares	(1,834,265)	(2,232,042)
Increase in Shares	2,503,118	16,148,369

(a) Undistributed net investment income	$22	$17
* Commencement of operations.

See Notes to Financial Statements.	21

GURTIN CALIFORNIA MUNICIPAL OPPORTUNISTIC VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Year Ended September 30, 2016	November 3, 2014 (a) through September 30, 2015
INSTITUTIONAL CLASS
NET ASSET VALUE, Beginning of Period	$10.06	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.20	0.19
Net realized and unrealized gain	0.15	0.07
Total from Investment Operations	0.35	0.26
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.20)	(0.20)
NET ASSET VALUE, End of Period	$10.21	$10.06
TOTAL RETURN	3.49%	2.55	%(c)
RATIOS/SUPPLEMENTARY DATA

Net Assets at End of Period (000's omitted)	$190,462	$162,465
Ratios to Average Net Assets:
Net investment income	1.94%	2.09	%(d)
Net expenses	0.60%	0.60	%(d)
Gross expenses (e)	0.65%	0.79	%(d)
PORTFOLIO TURNOVER RATE	58%	83	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	22

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND A MESSAGE TO OUR SHAREHOLDERS (Unaudited) SEPTEMBER 30, 2016

Dear Shareholders:
During the fiscal period* ended September 30, 2016, we continued to manage the Gurtin National Municipal Intermediate Value Fund and the Gurtin California Municipal Intermediate Value Fund (the Gurtin Intermediate Value Funds) with a focus on maximizing risk-adjusted long-term income while seeking to preserve capital and liquidity. During this same period, we saw a continued decline in municipal bond yields which made for a difficult investment environment for the Gurtin Intermediate Value Funds – even following an increase in the fed funds rate by the Federal Reserve (the Fed) in December, which was the first rate increase seen since 2006.
Recognizing the importance of the Fed's actions in an eventual reversal of interest rates' downward trajectory, we have remained focused on the Fed for important clues regarding its approach to monetary policy.  We believe that such clues were clearly provided in Fed actions and discussions which seemed to indicate its intentions to raise rates, albeit slowly, as long as the domestic economy continues to perform in a similar manner to 2015 and 2016 year-to-date.
In terms of the trajectory of Fed tightening, our research and the Fed's actions and projections lead us to believe that: 1) the Fed will likely only raise rates when the markets are reasonably calm, 2) the Fed wants to make sure that a fed funds rate increase is discounted in the markets prior to any move, and 3) the trajectory of rates will likely be slow and deliberate, but subject to change based upon future market dynamics. Notably, the Fed was willing to be patient in October, 2015 and restrain from a rate hike during a period of significant volatility and uncertainty in overseas markets, the bond market absorbed the December rate hike without a hiccup, and the terminal fed funds rate is not expected to be reached until after 2018.
While we remain reticent to predict the path for interest rates, we believe a rising rate backdrop will likely result in a somewhat rocky and volatile path for intermediate municipal yields. Given the strained liquidity in the markets in general, and the municipal market in particular, we expect that any increase in volatility will result in spread widening – not only between municipals and Treasuries, but also in municipal credit spreads which, if history is a guide, will be somewhat random in nature. We look forward to being able to use market dynamics such as strained liquidity and randomness of spread widening to our advantage by exploiting opportunities presented to the Gurtin Intermediate Value Funds by a volatile market.
Sincerely,
William R. Gurtin
CEO, CIO, Managing Partner
 Gurtin Fixed Income Management, LLC
Important Information:
* The Gurtin National Municipal Intermediate Value Fund and the Gurtin California Municipal Intermediate Value Fund commenced operations on December 1, 2015 and December 7, 2015, respectively.
There can be no guarantee that any strategy (risk management) or otherwise will be successful. All investing involves risk, including the potential loss of principal. The Fund is newly formed. Investors in the Fund bear the risk that the Adviser may not be successful in implementing the Fund's investment strategy and the Fund may not achieve scale.
Bonds: Investing in the bond market is subject to certain risks including market, interest-rate, issuer, credit and inflation risk; investments may be worth more or less than the original cost when redeemed. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax; a strategy concentrating in a single or limited number of states is subject to greater risk of adverse economic conditions and regulatory changes. The value of most bond funds and fixed income securities are impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Credit risk refers to an issuers ability to make interest and principal payments when due.

23

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

The following chart reflects the change in the value of a hypothetical $250,000 investment in Institutional Shares, including reinvested dividends and distributions, in Gurtin National Municipal Intermediate Value Fund (the "Fund") compared with the performance of the benchmark, Bank of America Merrill Lynch Municipal Blended 85%  Index ("BAML Muni Blended 85%") and the Bank of America Merrill Lynch 1-12 Year Municipal  Index ("BAML 1-2 Muni Index"), since inception. The BAML Muni Blended 85% is a blend of 85% of the Bank of America Merrill Lynch 3-15 Year US Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to three years and less than twelve years, and 15% of the Bank of America Merrill Lynch 1-3 Year US Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to one year and less than three years. BAML 1-12 Year Muni is an unmanaged, market-weighted index that includes investment-grade municipal bonds with maturities greater than one year but less than twelve years. The total returns of both the BAML Muni Blended 85% and the BAML Muni Index 1-12 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the BAML Muni Blended 85% and the BAML Muni Index 1-12 do not include expenses. The Fund is professionally managed, while the BAML Muni Blended 85% and the BAML Muni Index 1-12 are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 342-5763. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.04%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.39%, through January 28, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

24

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

The Fund's outperformance of the benchmark BAML Muni Blended 85% and the BAML 1-12 Muni Index during the period December 1, 2015 through September 30, 2016, was primarily attributable to our ability to execute on opportunistic purchases of municipal bond structures and high quality credits which we believe were generally misunderstood and mispriced; additionally, there has also been significant contribution from price appreciation within the Fund as municipal yields fell throughout the year. Although increases in price tend to be universally associated with decreases in interest rates, it is important to recognize the additional role that credit spreads can play. We estimate that about 10% of the overall Fund performance over the past year came from a tightening of option-adjusted spreads.  This type of spread tightening can be wide-spread or idiosyncratic.  According to Thomson Reuters, as shown in its various Municipal Market Data municipal yield curves, there has been very little change in A spreads over AAA spreads, while there has been notable tightening of BBB spreads over AAA spreads.  This provides evidence that some of the performance attained from spread tightening is due to overall market effects, while some is due to security selection through fundamental credit research being performed. Specifically, Fund performance benefited from favorable sector positioning and security structure selection as we took advantage of opportunities in higher quality state and commonwealth general obligation bonds with AA ratings that were trading at single A spreads.
Furthermore, it is interesting to note that price appreciation due to a decline in interest rates is due at least as much to changes in the shape of the municipal yield curve as it is changes in the overall level of the municipal yield curve.  Although municipal yields for bonds with less than two years to maturity are actually higher than they were at the beginning of this reporting period, yields across the remainder of the yield curve are significantly lower, particularly farther out on the yield curve. This type of behavior is known as a "bull flattener", which is notable for at least two reasons: 1) Yield curve movements of this type are more commonly associated with looser rather than tighter monetary policy, and 2) Bull flatteners often result in yields across all maturities decreasing.  The recent increase in short-term yields, which did produce a moderately negative effect on the Fund's performance, is due to money-market regulatory reforms and possibly also anticipation of tighter monetary policy.  The concurrent decline in longer maturity yields is mostly a result of supply and demand factors, resulting in a steep decline in term premiums (the portion of yield not attributable to the market's mean expectations for short-term interest rates over the maturity time horizon), as well as a continued lack of inflationary pressure.

25

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016
Principal	Security Description	Rate	Maturity	Value

Municipal Bonds - 97.5%
Arkansas - 0.3%
$400,000	Bentonville School District No. 6, Arkansas GOB	4.50%	06/01/30	$410,056
California - 2.5%
520,000	Centinela Valley Union High School District, California GOB, Series B	5.75	08/01/30	666,182
350,000	Compton Unified School District, California GOB, Series D (a)	1.42	06/01/18	342,909
335,000	Inglewood Public Financing Authority, California RB	5.00	08/01/19	368,165
275,000	Placentia-Yorba Linda Unified School District, California COP, Series A	4.00	10/01/30	311,209
1,070,000	Solano County Community College District, California GOB (a)	1.39	08/01/29	948,341
400,000	Stockton Unified School District, California GOB, Series A	5.00	08/01/18	429,208
670,000	Tulare City School District, California COP	2.00	11/01/20	670,550
				3,736,564
Colorado - 0.2%
250,000	County of Adams, Colorado COP	4.00	12/01/18	265,700

Connecticut - 12.8%
1,625,000	State of Connecticut, Connecticut GOB	5.00	08/15/28	2,021,370
2,575,000	State of Connecticut, Connecticut GOB, Series A	5.00	04/15/27	2,731,122
950,000	State of Connecticut, Connecticut GOB, Series A	5.00	03/15/28	1,157,195
600,000	State of Connecticut, Connecticut GOB, Series B	4.00	05/15/20	657,912
3,800,000	State of Connecticut, Connecticut GOB, Series B	4.00	05/15/25	4,430,116
200,000	State of Connecticut, Connecticut GOB, Series E	4.00	12/15/19	201,344

Principal	Security Description	Rate	Maturity	Value

$250,000	State of Connecticut, Connecticut GOB, Series E	5.00%	12/15/20	$252,275
1,000,000	State of Connecticut, Connecticut GOB, Series E	5.00	09/15/23	1,196,400
3,190,000	State of Connecticut, Connecticut GOB, Series E	4.00	09/15/28	3,533,531
195,000	State of Connecticut, Connecticut GOB, Series F	5.00	11/15/28	239,710
2,200,000	University of Connecticut, Connecticut RB, Series A	5.00	03/15/30	2,708,618
				19,129,593
Illinois - 17.6%
500,000	Champaign Coles Et Al Countries Community College District No. 505, Illinois GOB	4.00	12/01/17	516,795
310,000	Chicago Park District, Illinois GOB, Series A	4.00	01/01/20	318,717
540,000	Chicago Park District, Illinois GOB, Series A	5.00	01/01/28	618,230
2,325,000	Chicago Park District, Illinois GOB, Series A	5.50	01/01/33	2,756,148
385,000	Chicago Park District, Illinois GOB, Series B	4.00	01/01/22	414,287
2,580,000	Chicago Park District, Illinois GOB, Series B	5.00	01/01/27	2,986,789
1,865,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/26	2,176,492
235,000	Cook County Community Consolidated School District No. 15 Palatine, Illinois GOB	5.00	12/01/23	284,451
635,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	4.25	12/01/24	727,113
725,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	5.00	12/01/20	826,435

See Notes to Financial Statements.	26

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$1,190,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	5.00%	12/01/22	$1,415,719
1,140,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	5.00	12/01/23	1,379,970
645,000	Cook County Community High School District No. 218 Oak Lawn, Illinois GOB	4.00	12/01/24	741,066
535,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/23	609,124
1,000,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/25	1,151,240
725,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/29	807,904
1,020,000	Cook County School District No. 111 Burbank, Illinois GOB	4.00	12/01/30	1,126,692
240,000	Cook County School District No. 29 Sunset Ridge, Illinois RB, Series A	3.00	12/01/20	256,150
570,000	Cook County School District No. 81 Schiller Park, Illinois GOB , Series B	4.00	12/01/19	614,705
1,500,000	Cook County Township High School District No. 227 Rich Township, Illinois GOB	2.00	12/01/18	1,522,920
825,000	Du Page County School District No. 33 West Chicago, Illinois GOB, Series B	4.00	12/01/26	931,540
500,000	Illinois Finance Authority, Illinois RB	5.00	11/15/25	587,085
1,000,000	Illinois Finance Authority, Illinois RB, Series A	5.00	03/15/26	1,017,400
575,000	Illinois Finance Authority, Illinois RB, Series C	4.50	11/15/32	577,720

Principal	Security Description	Rate	Maturity	Value

$250,000	Kane County Community Unit School District No. 304 Geneva, Illinois GOB, Series A	5.00%	01/01/26	$252,495
700,000	University of Illinois, Illinois RB, Series A	5.00	04/01/30	834,484
780,000	Will Grundy Etc Counties Community College District No. 525, Illinois GOB	5.75	06/01/25	837,283
				26,288,954
Indiana - 0.4%
545,000	South Madison Middle School Building Corp., Indiana RB	2.00	07/15/18	554,619

Kansas - 1.0%
830,000	Kansas Development Finance Authority, Kansas RB, Series A	5.00	05/01/24	964,020
375,000	Kansas Development Finance Authority, Kansas RB, Series G	5.00	04/01/25	453,518
				1,417,538
Kentucky - 5.1%
300,000	Boone County School District Finance Corp., Kentucky RB	3.00	04/01/25	320,145
400,000	Corbin Independent School District Finance Corp., Kentucky RB	2.00	02/01/22	411,492
425,000	Corbin Independent School District Finance Corp., Kentucky RB	3.00	02/01/25	463,326
630,000	Corbin Independent School District Finance Corp., Kentucky RB	3.00	02/01/26	681,899
420,000	Grant County School District Finance Corp., Kentucky RB	3.00	04/01/24	451,479
280,000	Kenton County School District Finance Corp., Kentucky RB	3.00	02/01/26	298,682

See Notes to Financial Statements.	27

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$250,000	Kentucky State Property & Building Commission, Kentucky RB	2.50%	10/01/18	$256,813
1,175,000	Kentucky State Property & Building Commission, Kentucky RB	5.75	11/01/19	1,286,930
775,000	Madison County School District Finance Corp., Kentucky RB	5.00	05/01/22	922,428
630,000	Madison County School District Finance Corp., Kentucky RB	5.00	05/01/23	767,208
1,040,000	Meade County School District Finance Corp., Kentucky RB	5.00	09/01/20	1,186,266
475,000	Owensboro Independent School District Finance Corp., Kentucky RB	4.00	09/01/20	520,410
				7,567,078
Louisiana - 5.9%
1,265,000	Louisiana Public Facilities Authority, Louisiana RB	5.00	06/01/22	1,498,595
1,650,000	State of Louisiana, Louisiana GOB, Series A	5.00	08/01/21	1,931,968
3,000,000	State of Louisiana, Louisiana GOB, Series B	5.00	08/01/26	3,825,570
1,345,000	State of Louisiana, Louisiana GOB, Series C	5.00	07/15/24	1,646,011
				8,902,144
Michigan - 5.4%
175,000	Battle Creek School District, Michigan GOB	5.00	05/01/28	213,812
1,065,000	Bellevue Community Schools, Michigan GOB, Series A	5.00	05/01/31	1,258,553
350,000	Central Michigan University, Michigan RB	5.00	10/01/24	438,606
225,000	Charles Stewart Mott Community College, Michigan GOB	3.00	05/01/24	246,521
1,215,000	Durand Area Schools, Michigan GOB	5.00	05/01/28	1,478,072

Principal	Security Description	Rate	Maturity	Value

$1,225,000	Durand Area Schools, Michigan GOB	5.00%	05/01/29	$1,479,604
500,000	Howell Public Schools, Michigan GOB, Series B	5.00	05/01/25	575,445
695,000	L'Anse Creuse Public Schools, Michigan GOB	5.00	05/01/25	868,284
210,000	Lansing School District, Michigan GOB	5.00	05/01/21	243,398
785,000	Oakland University, Michigan RB	5.00	03/01/29	964,451
200,000	Rockford Public Schools, Michigan GOB	5.00	05/01/22	236,554
				8,003,300
Minnesota - 0.2%
225,000	County of Wright, Minnesota GOB, Series A	4.50	12/01/19	234,142

Missouri - 3.2%
1,690,000	City of Cape Girardeau, Missouri RB	2.00	06/01/19	1,730,949
1,095,000	City of Springfield, Missouri RB, Series B	2.00	05/01/22	1,127,620
1,250,000	City of Springfield, Missouri RB, Series B	3.00	05/01/23	1,357,100
250,000	Liberty Public School District No. 53, Missouri COP	3.00	04/01/20	265,125
300,000	Missouri Joint Municipal Electric Utility Commission, Missouri RB, Series A	5.00	01/01/24	367,275
				4,848,069
New Jersey - 11.5%
200,000	Borough of Tuckerton, New Jersey GOB	2.00	03/01/18	202,508
1,000,000	Essex County Improvement Authority, New Jersey RB	4.75	11/01/32	1,036,600
2,945,000	New Jersey Health Care Facilities Financing Authority, New Jersey RB, Series A	5.00	07/01/22	3,514,622

See Notes to Financial Statements.	28

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$3,175,000	New Jersey Health Care Facilities Financing Authority, New Jersey RB, Series A	5.00%	07/01/23	$3,854,291
4,280,000	New Jersey Health Care Facilities Financing Authority, New Jersey RB, Series A	5.00	07/01/24	5,273,816
985,000	Township of Berkeley, New Jersey GOB	3.00	05/15/21	1,057,181
1,020,000	Township of Berkeley, New Jersey GOB	3.00	05/15/22	1,103,406
1,145,000	Township of Berkeley, New Jersey GOB	3.00	05/15/23	1,242,611
				17,285,035
New York - 0.3%
400,000	Metropolitan Transportation Authority, New York RB, Series H	5.00	11/15/30	478,784

North Dakota - 0.3%
460,000	City of Mandan, North Dakota GOB, Series B	5.00	05/01/18	488,428

Ohio - 2.9%
2,200,000	Ohio Higher Educational Facility Commission, Ohio RB, Series A	5.13	01/01/28	2,318,910
1,310,000	The University of Akron, Ohio RB, Series A	4.00	01/01/18	1,358,785
200,000	Trotwood-Madison City School District, Ohio COP	4.00	12/01/23	233,098
200,000	Trotwood-Madison City School District, Ohio COP	4.00	12/01/24	235,582
215,000	Trotwood-Madison City School District, Ohio COP	4.00	12/01/25	255,177
				4,401,552
Pennsylvania - 16.5%
845,000	Cameron County School District, Pennsylvania GOB	2.00	09/01/19	860,261
1,020,000	Cameron County School District, Pennsylvania GOB	3.00	09/01/20	1,078,813

Principal	Security Description	Rate	Maturity	Value

$1,060,000	Cameron County School District, Pennsylvania GOB	3.00%	09/01/21	$1,131,296
1,025,000	Cameron County School District, Pennsylvania GOB	2.00	09/01/22	1,041,226
230,000	Clearfield Area School District, Pennsylvania GOB	3.00	09/01/24	231,274
500,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	11/15/22	590,205
1,555,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	03/15/24	1,909,073
300,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	04/01/26	359,277
1,825,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	03/15/27	2,239,202
810,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	05/15/27	864,205
700,000	Commonwealth of Pennsylvania, Pennsylvania GOB, First Series	5.00	06/01/28	815,752
600,000	Commonwealth of Pennsylvania, Pennsylvania GOB, Second Series	5.00	10/15/23	731,628
2,575,000	Commonwealth of Pennsylvania, Pennsylvania GOB, Second Series A	5.00	05/01/21	2,907,123
365,000	Deer Lakes School District, Pennsylvania GOB	2.63	04/01/25	370,143
1,460,000	East Stroudsburg Area School District, Pennsylvania GOB	2.00	09/01/21	1,498,164
390,000	East Stroudsburg Area School District, Pennsylvania GOB	5.00	09/01/29	412,901

See Notes to Financial Statements.	29

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$110,000	East Stroudsburg Area School District, Pennsylvania GOB	5.00%	09/01/29	$115,935
615,000	Erie Parking Authority, Pennsylvania RB	4.00	09/01/21	684,550
250,000	Hampton Township School District, Pennsylvania GOB, Series A	3.00	11/15/17	255,593
1,500,000	Interboro School District, Pennsylvania GOB, Series A	2.55	08/15/26	1,513,770
425,000	Northern Tioga School District, Pennsylvania GOB	2.00	04/01/21	439,391
265,000	Pennsylvania State University, Pennsylvania RB, Series A	5.00	03/01/28	291,012
200,000	Pennsylvania Turnpike Commission, Pennsylvania RB, Series B	5.00	12/01/25	251,910
750,000	Red Lion Area School District, Pennsylvania GOB	5.00	05/01/23	795,780
680,000	South Middleton School District, Pennsylvania GOB	3.00	09/01/26	706,581
525,000	The Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania RB, Series D	5.00	07/01/32	602,217
500,000	West Allegheny School District, Pennsylvania GOB	3.20	09/01/24	504,300
430,000	Wyalusing Area School District, Pennsylvania GOB	2.00	04/01/21	443,601
1,120,000	York Suburban School District, Pennsylvania GOB	2.25	05/01/23	1,131,760
				24,776,943
Rhode Island - 0.7%
900,000	Rhode Island Health & Educational Building Corp., Rhode Island RB, Series A	5.00	09/15/30	1,101,681

Principal	Security Description	Rate	Maturity	Value

South Dakota - 0.4%
$315,000	South Dakota Board of Regents, South Dakota RB	4.00%	04/01/18	$328,602
250,000	South Dakota Board of Regents, South Dakota RB	5.00	04/01/19	273,680
				602,282
Texas - 6.6%
750,000	Brazoria-Fort Bend County Municipal Utility District No. 1, Texas GOB	2.00	09/01/19	764,843
845,000	Brazoria-Fort Bend County Municipal Utility District No. 1, Texas GOB	3.00	09/01/23	910,302
300,000	City of Houston, Texas GOB, Series A	5.00	03/01/24	353,601
770,000	City of Laredo Texas International Toll Bridge System Revenue, Texas RB	4.00	10/01/19	830,791
295,000	City of League City, Texas GOB, Series B	5.00	02/15/30	339,167
500,000	Dallas/Fort Worth International Airport, Texas RB	5.25	11/01/27	606,915
200,000	Fort Bend County Municipal Utility District No. 2, Texas GOB	4.35	10/01/29	207,158
1,310,000	Harris County Municipal Utility District No. 153, Texas GOB	2.00	09/01/20	1,337,851
750,000	Harris County Municipal Utility District No. 290, Texas GOB	2.00	09/01/21	767,227
235,000	Harris County Municipal Utility District No. 383, Texas GOB	2.00	09/01/19	241,218
255,000	Harris County Municipal Utility District No. 383, Texas GOB	3.00	09/01/20	272,723
200,000	Harris County Municipal Utility District No. 383, Texas GOB	2.00	09/01/20	206,650
235,000	Harris County Municipal Utility District No. 383, Texas GOB	2.00	09/01/21	243,686

See Notes to Financial Statements.	30

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$235,000	Harris County Municipal Utility District No. 383, Texas GOB	3.00%	09/01/24	$258,949
235,000	Harris County Municipal Utility District No. 383, Texas GOB	3.00	09/01/25	256,411
900,000	Lower Colorado River Authority, Texas RB	5.00	05/15/27	1,066,455
275,000	Lower Colorado River Authority, Texas RB	5.00	05/15/30	309,053
330,000	Reagan County Independent School District, Texas GOB	3.00	02/15/23	330,488
590,000	Travis County Water Control & Improvement District No. 17, Texas GOB	3.00	11/01/25	626,981
				9,930,469

Vermont - 0.1%
200,000	Vermont Housing Finance Agency, Vermont RB, Series B	1.95	05/01/23	204,068

Washington - 0.3%
395,000	Grant County Public Utility District No. 2, Washington RB, Series B	5.00	01/01/26	494,635

West Virginia - 1.1%
1,000,000	School Building Authority of West Virginia, West Virginia RB, Series A	5.00	07/01/21	1,031,100
560,000	West Virginia Economic Development Authority, West Virginia RB, Series A	5.00	06/01/26	657,070
				1,688,170
Wisconsin - 2.2%
600,000	Evansville Community School District, Wisconsin GOB	3.00	04/01/19	628,830
1,095,000	Wisconsin Health & Educational Facilities Authority, Wisconsin RB	5.00	03/01/27	1,296,162

Principal	Security Description	Rate	Maturity	Value

$1,130,000	Wisconsin Health & Educational Facilities Authority, Wisconsin RB	5.00%	03/01/28	$1,328,304
3,253,296

Total Municipal Bonds (Cost $144,783,080)	146,063,100

Shares	Security Description	Value

Money Market Fund - 2.9%
4,389,856	Fidelity Government Money Market Fund, 0.27% (b) (Cost $4,389,856)	4,389,856

Total Investments - 100.4% (Cost $149,172,936)*	$150,452,956
Other Assets & Liabilities, Net – (0.4)%	(638,453)
Net Assets – 100.0%	$149,814,503

(a)	Zero coupon bond. Interest rate presented is yield to maturity.
(b)	Variable rate security. Rate presented is as of September 30, 2016.

COP	Certificate of Participation
GOB	General Obligation Bond
RB	Revenue Bond

*  Cost for federal income tax purposes is $149,172,990 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,398,161
Gross Unrealized Depreciation	(118,195)
Net Unrealized Appreciation	$1,279,966

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$-
Level 2 - Other Significant Observable Inputs	150,452,956
Level 3 - Significant Unobservable Inputs	-
Total	$150,452,956

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2016.
AFA
PORTFOLIO HOLDINGS
% of Total Investments
Municipal Bonds	97.1%
Money Market Fund	2.9%
100.0%

See Notes to Financial Statements.	31

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $149,172,936)	$150,452,956
Receivables:
Fund shares sold	508,380
Dividends and interest	1,421,856
Prepaid expenses	4,130
Deferred offering costs	5,066
Total Assets	152,392,388

LIABILITIES
Payables:
Investment securities purchased	2,357,768
Fund shares redeemed	134,472
Distributions payable	13,687
Accrued Liabilities:
Investment adviser fees	34,701
Trustees' fees and expenses	467
Fund services fees	7,882
Other expenses	28,908
Total Liabilities	2,577,885

NET ASSETS	$149,814,503

COMPONENTS OF NET ASSETS
Paid-in capital	$148,500,693
Undistributed net investment income	3
Accumulated net realized gain	33,787
Net unrealized appreciation	1,280,020
NET ASSETS	$149,814,503
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	14,604,114
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.26

See Notes to Financial Statements.	32

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND STATEMENT OF OPERATIONS PERIOD ENDED SEPTEMBER 30, 2016*

INVESTMENT INCOME
Dividend income .	$20,297
Interest income	1,051,626
Total Investment Income	1,071,923

EXPENSES
Investment adviser fees	230,530
Fund services fees	96,305
Custodian fees	8,392
Registration fees	3,280
Professional fees	27,415
Trustees' fees and expenses	5,231
Offering costs	25,332
Miscellaneous expenses	35,379
Total Expenses	431,864
Fees waived	(174,882)
Net Expenses	256,982

NET INVESTMENT INCOME	814,941

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	33,787
Net change in unrealized appreciation on investments	1,280,020
NET REALIZED AND UNREALIZED GAIN	1,313,807
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,128,748

* Commencement of operations was December 1, 2015.

See Notes to Financial Statements.	33

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND STATEMENT OF CHANGES IN NET ASSETS

December 1, 2015* through September 30, 2016
OPERATIONS
Net investment income	$814,941
Net realized gain	33,787
Net change in unrealized appreciation	1,280,020
Increase in Net Assets Resulting from Operations	2,128,748

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(814,938)

CAPITAL SHARE TRANSACTIONS
Sale of shares	165,143,617
Reinvestment of distributions	744,221
Redemption of shares	(17,387,145)
Increase in Net Assets from Capital Share Transactions	148,500,693
Increase in Net Assets	149,814,503

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$149,814,503

SHARE TRANSACTIONS
Sale of shares	16,240,358
Reinvestment of distributions	72,613
Redemption of shares	(1,708,857)
Increase in Shares	14,604,114

(a) Undistributed net investment income	$3
* Commencement of operations.

See Notes to Financial Statements.	34

GURTIN NATIONAL MUNICIPAL INTERMEDIATE VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	December 1, 2015 (a) through September 30, 2016
INSTITUTIONAL CLASS
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.10
Net realized and unrealized gain	0.26
Total from Investment Operations	0.36
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.10)
NET ASSET VALUE, End of Period	$10.26
TOTAL RETURN	3.63	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$149,815
Ratios to Average Net Assets:
Net investment income	1.24	%(d)
Net expenses	0.39	%(d)
Gross expenses (e)	0.66	%(d)
PORTFOLIO TURNOVER RATE	9	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	35

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2016

Dear Shareholders:
During the fiscal period* ended September 30, 2016, we continued to manage the Gurtin National Municipal Intermediate Value Fund and the Gurtin California Municipal Intermediate Value Fund (the Gurtin Intermediate Value Funds) with a focus on maximizing risk-adjusted long-term income while seeking to preserve capital and liquidity. During this same period, we saw a continued decline in municipal bond yields which made for a difficult investment environment for the Gurtin Intermediate Value Funds – even following an increase in the fed funds rate by the Federal Reserve (the Fed) in December, which was the first rate increase seen since 2006.
Recognizing the importance of the Fed's actions in an eventual reversal of interest rates' downward trajectory, we have remained focused on the Fed for important clues regarding its approach to monetary policy.  We believe that such clues were clearly provided in Fed actions and discussions which seemed to indicate its intentions to raise rates, albeit slowly, as long as the domestic economy continues to perform in a similar manner to 2015 and 2016 year-to-date.
In terms of the trajectory of Fed tightening, our research and the Fed's actions and projections lead us to believe that: 1) the Fed will likely only raise rates when the markets are reasonably calm, 2) the Fed wants to make sure that a fed funds rate increase is discounted in the markets prior to any move, and 3) the trajectory of rates will likely be slow and deliberate, but subject to change based upon future market dynamics. Notably, the Fed was willing to be patient in October, 2015 and restrain from a rate hike during a period of significant volatility and uncertainty in overseas markets, the bond market absorbed the December rate hike without a hiccup, and the terminal fed funds rate is not expected to be reached until after 2018.
While we remain reticent to predict the path for interest rates, we believe a rising rate backdrop will likely result in a somewhat rocky and volatile path for intermediate municipal yields. Given the strained liquidity in the markets in general, and the municipal market in particular, we expect that any increase in volatility will result in spread widening – not only between municipals and Treasuries, but also in municipal credit spreads which, if history is a guide, will be somewhat random in nature. We look forward to being able to use market dynamics such as strained liquidity and randomness of spread widening to our advantage by exploiting opportunities presented to the Gurtin Intermediate Value Funds by a volatile market.
Sincerely,
William R. Gurtin
CEO, CIO, Managing Partner
 Gurtin Fixed Income Management, LLC
Important Information:
* The Gurtin National Municipal Intermediate Value Fund and the Gurtin California Municipal Intermediate Value Fund commenced operations on December 1, 2015 and December 7, 2015, respectively.
There can be no guarantee that any strategy (risk management) or otherwise will be successful. All investing involves risk, including the potential loss of principal. The Fund is newly formed. Investors in the Fund bear the risk that the Adviser may not be successful in implementing the Fund's investment strategy and the Fund may not achieve scale.
Bonds: Investing in the bond market is subject to certain risks including market, interest-rate, issuer, credit and inflation risk; investments may be worth more or less than the original cost when redeemed. Income from municipal bonds may be subject to state and local taxes and at times the alternative minimum tax; a strategy concentrating in a single or limited number of states is subject to greater risk of adverse economic conditions and regulatory changes. The value of most bond funds and fixed income securities are impacted by changes in interest rates. Bonds and bond funds with longer durations tend to be more sensitive and more volatile than securities with shorter durations; bond prices generally fall as interest rates rise. Credit risk refers to an issuers ability to make interest and principal payments when due.
36

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

The following chart reflects the change in the value of a hypothetical $250,000 investment in Insitutional Shares, including reinvested dividends and distributions, in Gurtin California Municipal Intermediate Value Fund (the "Fund") compared with the performance of the benchmark, Bank of America Merrill Lynch Municipal Blended 85% Index ("BAML Muni Blended 85%") and the Bank of America Merrill Lynch 1-12 Year Municipal Index ("BAML 1-12 Muni Index"), since inception. The BAML Muni Blended 85% is a blend of 85% of the Bank of America Merrill Lynch 3-15 Year US Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to three years and less than twelve years, and 15% of the Bank of America Merrill Lynch 1-3 Year US Municipal Securities Index, a subset of the Bank of America Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to one year and less than three years. BAML 1-12 Year Muni is an unmanaged, market-weighted index that includes investment-grade municipal bonds with maturities greater than one year but less than twelve years. The total returns of both the BAML Muni Blended 85% and the BAML Muni Index 1-12 include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the BAML Muni Blended 85% and the BAML Muni Index 1-12 do not include expenses. The Fund is professionally managed, while the BAML Muni Blended 85% and the BAML Muni Index 1-12 are unmanaged and are not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (844) 342-5763. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.02%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.39%, through January 28, 2017. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
37

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND PERFORMANCE CHART AND ANALYSIS (Unaudited) SEPTEMBER 30, 2016

The Fund's outperformance of the benchmark BAML Muni Blended 85% and the BAML 1-12 Muni Index during the period December 7, 2015 through September 30, 2016, was primarily attributable to our ability to execute on opportunistic purchases of municipal bond structures and high quality credits which we believe were generally misunderstood and mispriced; additionally, there has also been significant contribution from price appreciation within the Fund as municipal yields fell throughout the year. Although increases in price tend to be universally associated with decreases in interest rates, it is important to recognize the additional role that credit spreads can play. We estimate that about 15% of the overall Fund performance over the past year came from a tightening of option-adjusted spreads. This type of spread tightening can be wide-spread or idiosyncratic.  According to Thomson Reuters, as shown in its various Municipal Market Data municipal yield curves, there has been very little change in A spreads over AAA spreads, while there has been notable tightening of BBB spreads over AAA spreads.  This provides evidence that some of the performance attained from spread tightening is due to overall market effects, while some is due to security selection through fundamental credit research being performed. Specifically, the Fund saw modest spread tightening in its special assessment debt holdings, as well as its holdings in the lease/appropriation debt of select city, school district and county issuers.
Furthermore, it is interesting to note that price appreciation due to a decline in interest rates is due at least as much to changes in the shape of the municipal yield curve as it is changes in the overall level of the municipal yield curve.  Although municipal yields for bonds with less than two years to maturity are actually higher than they were at the beginning of this reporting period, yields across the remainder of the yield curve are significantly lower, particularly farther out on the yield curve. This type of behavior is known as a "bull flattener", which is notable for at least two reasons: 1) Yield curve movements of this type are more commonly associated with looser rather than tighter monetary policy, and 2) Bull flatteners often result in yields across all maturities decreasing.  The recent increase in short-term yields, which did produce a moderately negative effect on the Fund's performance, is due to money- market regulatory reforms and possibly also anticipation of tighter monetary policy.  The concurrent decline in longer maturity yields is mostly a result of supply and demand factors, resulting in a steep decline in term premiums (the portion of yield not attributable to the market's mean expectations for short-term interest rates over the maturity time horizon), as well as a continued lack of inflationary pressure.
38

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

Municipal Bonds - 95.4%
Arkansas - 0.7%
$420,000	Bentonville School District No. 6, Arkansas GOB	4.50%	06/01/30	$430,559

California - 86.2%
575,000	Baldwin Park Unified School District, California GOB	4.00	08/01/19	622,719
715,000	Baldwin Park Unified School District, California GOB	4.00	08/01/22	824,531
1,035,000	California Health Facilities Financing Authority, California RB	5.00	10/01/33	1,220,389
200,000	California Statewide Communities Development Authority, California RB	5.00	11/15/23	247,418
425,000	Campbell Union High School District, California COP	5.00	08/01/22	439,492
350,000	Campbell Union High School District, California COP	5.00	08/01/24	361,844
300,000	Campbell Union High School District, California COP	5.00	08/01/27	309,948
710,000	Capistrano Unified School District Community Facilities District No. 90-2, California Special Tax Bond	2.50	09/01/21	752,437
800,000	Capistrano Unified School District Community Facilities District No. 90-2, California Special Tax Bond	3.00	09/01/23	878,760
2,050,000	Capistrano Unified School District School Facilities Improvement District No. 1, California GOB, Series B (a)	2.29	08/01/20	1,876,467
750,000	Centinela Valley Union High School District, California GOB, Series B	5.75	08/01/30	960,840

Principal	Security Description	Rate	Maturity	Value

$275,000	Central Unified School District, California GOB	5.50%	08/01/29	$310,478
855,000	Chula Vista Elementary School District, California COP	5.00	09/01/22	1,035,927
610,000	Chula Vista Elementary School District, California COP	5.00	09/01/23	755,387
380,000	Chula Vista Elementary School District, California COP, Series A	5.00	09/01/19	423,662
200,000	City & County of San Francisco, California COP, Series A	5.00	04/01/18	212,398
310,000	City of Laguna Beach, California Special Assessment Bond	2.00	09/02/21	319,452
400,000	City of Los Angeles Department of Airports, California RB, Series B	5.00	05/15/30	478,116
840,000	City of Rocklin, California Special Tax Bond	3.50	09/01/26	918,019
200,000	City of Sacramento, California Special Tax Bond	5.00	09/01/24	245,654
745,000	City of San Clemente, California Special Assessment Bond	3.00	09/02/19	786,325
720,000	City of Tulare California Sewer Revenue, California RB	5.00	11/15/28	898,654
250,000	City of Ukiah California Water Revenue, California RB	4.00	09/01/18	264,155
275,000	Colton Public Financing Authority, California RB, Series A	5.00	04/01/24	319,382
500,000	Compton Unified School District, California GOB, Series D (a)	1.42	06/01/18	489,870
580,000	Corona Public Financing Authority, California RB	5.00	11/01/26	744,407

See Notes to Financial Statements.	39

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$625,000	Corona-Norco Unified School District Public Financing Authority, California Special Tax Bond, Series A	5.00%	09/01/26	$760,000
715,000	Cosumnes Community Services District, California COP	3.00	09/01/19	754,976
520,000	Cosumnes Community Services District, California COP	3.00	09/01/20	556,551
675,000	Cosumnes Community Services District, California COP	4.00	09/01/24	792,652
295,000	County of Santa Cruz, California COP	5.00	08/01/23	362,526
500,000	Dinuba Unified School District, California GOB	4.13	08/01/29	514,220
510,000	Elk Grove Finance Authority, California Special Tax Bond	5.00	09/01/25	641,998
365,000	Fillmore Unified School District, California GOB	4.00	07/01/18	385,090
905,000	Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bond, Series A	4.00	08/01/28	1,049,827
1,475,000	Fresno County Financing Authority, California RB	5.00	04/01/27	1,871,229
1,500,000	Fresno County Financing Authority, California RB	5.00	04/01/28	1,880,325
330,000	Gilroy Unified School District, California COP	4.00	04/01/26	393,476
1,015,000	Golden State Tobacco Securitization Corp., California RB, Series A	5.00	06/01/29	1,223,146
250,000	Golden State Tobacco Securitization Corp., California RB, Series A	5.00	06/01/30	299,885
660,000	Imperial Community College District, California GOB	5.00	08/01/29	782,621

Principal	Security Description	Rate	Maturity	Value

$580,000	Irvine Unified School District No. 1, California Special Tax Bond, Series 1	5.00%	09/01/23	$723,011
205,000	Los Angeles County Redevelopment Refunding Agency, California Tax Allocation Bond, Series A	5.00	09/01/20	235,783
510,000	Lynwood Unified School District, California COP	5.00	10/01/20	586,270
655,000	Lynwood Unified School District, California COP	5.00	10/01/24	819,837
695,000	Lynwood Unified School District, California COP	5.00	10/01/25	879,905
375,000	Lynwood Unified School District, California COP	5.00	10/01/28	467,235
270,000	Modesto Irrigation District Electric System Revenue, California RB, Series B	5.00	10/01/27	307,625
280,000	Mojave Unified School District School Facilities Improvement District No. 1, California GOB	4.00	08/01/20	310,825
400,000	Orange Redevelopment Agency Successor Agency, California Tax Allocation Bond	5.00	09/01/22	480,096
355,000	Perris Joint Powers Authority, California Special Tax Bond, Series E	2.00	09/01/18	360,346
200,000	Placentia-Yorba Linda Unified School District, California COP, Series A	5.00	10/01/25	253,210
445,000	Placentia-Yorba Linda Unified School District, California COP, Series A	5.00	10/01/27	555,320
295,000	Poway Redevelopment Agency Successor Agency, California Tax Allocation Bond, Series A	5.00	12/15/21	351,652

See Notes to Financial Statements.	40

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

$250,000	Poway Unified School District Public Financing Authority, California Special Tax Bond, Series A	5.00%	09/01/24	$306,723
350,000	Poway Unified School District Public Financing Authority, California Special Tax Bond, Series A	5.00	09/01/25	432,800
325,000	Rio Elementary School District Community Facilities District, California Special Tax Bond	3.25	09/01/26	344,403
720,000	Riverside County Asset Leasing Corp., California RB	5.00	11/01/26	861,408
250,000	Riverside County Asset Leasing Corp., California RB	4.00	06/01/28	275,435
300,000	Riverside County Redevelopment Successor Agency, California Tax Allocation Bond	5.00	10/01/25	383,109
300,000	Sacramento Redevelopment Agency Successor Agency, California Tax Allocation Bond, Series A	5.00	12/01/19	336,075
500,000	San Jose Redevelopment Agency, California Tax Allocation Bond, Series D	5.00	08/01/22	515,940
1,045,000	Santa Ana Unified School District, California GOB, Series 2008-A	5.50	08/01/30	1,131,359
225,000	Santa Clara County Board of Education, California COP	5.00	04/01/21	265,183
1,525,000	Solano County Community College District, California GOB (a)	1.39	08/01/29	1,351,607
500,000	Sonoma Community Development Agency Successor Agency, California Tax Allocation Bond	5.00	12/01/30	575,020

Principal	Security Description	Rate	Maturity	Value

$530,000	State of California Department of Veterans Affairs, California RB, Series A	3.50%	12/01/25	$571,568
785,000	Stockton Unified School District, California GOB	4.00	08/01/18	828,073
1,135,000	Stockton Unified School District, California GOB	5.00	08/01/26	1,440,610
510,000	Stockton Unified School District, California GOB, Series A	5.00	08/01/28	622,409
415,000	Stockton Unified School District, California GOB, Series B	5.00	08/01/18	445,619
370,000	Stockton Unified School District, California GOB, Series B	5.00	08/01/19	411,462
430,000	Stockton Unified School District, California GOB, Series B	5.00	08/01/24	541,649
1,200,000	Stockton Unified School District, California GOB, Series B	5.00	08/01/27	1,516,752
310,000	Travis Unified School District, California COP	4.00	09/01/19	336,722
375,000	Travis Unified School District, California COP	4.00	09/01/22	433,043
685,000	Tulare City School District, California COP	2.00	11/01/21	685,486
500,000	Val Verde Unified School District, California COP, Series A	4.10	03/01/20	536,545
215,000	Val Verde Unified School District, California COP, Series A	5.00	08/01/26	271,435
1,000,000	Val Verde Unified School District, California GOB, Series A	5.00	08/01/26	1,282,420
850,000	Victor Valley Union High School District, California COP, Series A	2.00	11/15/24	879,605
300,000	Waugh School District, California Special Tax Bond	4.00	09/01/20	334,383
				53,213,211

See Notes to Financial Statements.	41

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016

Principal	Security Description	Rate	Maturity	Value

Illinois - 5.4%
$1,175,000	Chicago Park District, Illinois GOB, Series C	5.00%	01/01/24	$1,319,525
500,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/25	589,690
625,000	Chicago Park District, Illinois GOB, Series C	5.00	01/01/25	708,025
255,000	Grundy & Kendall Counties Consolidated Grade School District No. 60, Illinois GOB, Series C	4.00	02/01/21	280,439
425,000	Illinois Finance Authority, Illinois RB, Series C	4.50	11/15/32	427,010
				3,324,689
Kentucky - 0.2%
125,000	Corbin Independent School District Finance Corp., Kentucky RB	3.00	02/01/26	134,105

Michigan - 0.5%
285,000	Macomb Township Building Authority, Michigan RB	4.25	04/01/23	299,364

New Jersey - 1.0%
310,000	Middle Township Fire District No. 1, New Jersey GOB	4.00	02/01/20	339,258
250,000	Township of Berlin, New Jersey GOB, Series A	4.50	01/01/21	282,547
				621,805
Pennsylvania - 0.4%
225,000	Wellsboro Area School District, Pennsylvania GOB	3.00	04/15/21	242,552

Texas - 1.0%
575,000	Travis County Water Control & Improvement District No. 17, Texas GOB	3.00	11/01/25	611,041

Total Municipal Bonds (Cost $58,262,428)	58,877,326

Shares	Security Description	Value

Money Market Fund - 5.2%
$3,219,156	Fidelity Government Money Market Fund, 0.27% (b) (Cost $3,219,156)	$3,219,156

Total Investments - 100.6% (Cost $61,481,584)*		$62,096,482
Other Assets & Liabilities, Net – (0.6)%		(347,977)
Net Assets – 100.0%		$61,748,505

(a)	Zero coupon bond. Interest rate presented is yield to maturity.
(b)	Variable rate security. Rate presented is as of September 30, 2016.

COP	Certificate of Participation
GOB	General Obligation Bond
RB	Revenue Bond

*  Cost for federal income tax purposes is $61,481,584 and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$691,571
Gross Unrealized Depreciation	(76,673)
Net Unrealized Appreciation	$614,898

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2016.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$-
Level 2 - Other Significant Observable Inputs	62,096,482
Level 3 - Significant Unobservable Inputs	-
Total	$62,096,482

The Level 2 value displayed in this table includes Municipal Bonds and a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each Municipal Bond security by state.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level Level 1, Level 2 and Level 3 for the period ended September 30, 2016.
AFA
PORTFOLIO HOLDINGS
% of Total Investments
Municipal Bonds	94.8%
Money Market Fund	5.2%
100.0%

See Notes to Financial Statements.	42

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2016

ASSETS
. Total investments, at value (Cost $61,481,584)	$62,096,482
Receivables:
Fund shares sold	250,000
Dividends and interest	499,747
Prepaid expenses	2,402
Deferred offering costs	3,749
Total Assets	62,852,380

LIABILITIES
Payables:
Investment securities purchased	1,045,574
Fund shares redeemed	10,765
Distributions payable	481
Accrued Liabilities:
Investment adviser fees	17,091
Trustees' fees and expenses	187
Fund services fees	6,491
Other expenses	23,286
Total Liabilities	1,103,875

NET ASSETS	$61,748,505

COMPONENTS OF NET ASSETS
Paid-in capital	$61,132,563
Undistributed net investment income	3
Accumulated net realized gain	1,041
Net unrealized appreciation	614,898
NET ASSETS	$61,748,505
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,018,260
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.26

See Notes to Financial Statements.	43

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND STATEMENT OF OPERATIONS PERIOD ENDING SEPTEMBER 30, 2016*

INVESTMENT INCOME
Dividend income .	$8,169
Interest income	447,313
Total Investment Income	455,482

EXPENSES
Investment adviser fees	100,992
Fund services fees	63,977
Custodian fees	4,429
Registration fees	595
Professional fees	24,087
Trustees' fees and expenses	3,287
Offering costs	18,745
Miscellaneous expenses	24,962
Total Expenses	241,074
Fees waived and expenses reimbursed	(128,530)
Net Expenses	112,544

NET INVESTMENT INCOME	342,938

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	1,041
Net change in unrealized appreciation on investments	614,898
NET REALIZED AND UNREALIZED GAIN	615,939
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$958,877

* Commencement of operations was December 7, 2015.

See Notes to Financial Statements.	44

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND STATEMENT OF CHANGES

December 7, 2015* through September 30, 2016
OPERATIONS
Net investment income	$342,938
Net realized gain	1,041
Net change in unrealized appreciation	614,898
Increase in Net Assets Resulting from Operations	958,877

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(342,935)

CAPITAL SHARE TRANSACTIONS
Sale of shares	61,366,574
Reinvestment of distributions	339,173
Redemption of shares	(573,184)
Increase in Net Assets from Capital Share Transactions	61,132,563
Increase in Net Assets	61,748,505

NET ASSETS
Beginning of Period	-
End of Period (Including line (a))	$61,748,505

SHARE TRANSACTIONS
Sale of shares	6,041,100
Reinvestment of distributions	33,194
Redemption of shares	(56,034)
Increase in Shares	6,018,260

(a) Undistributed net investment income	$3
* Commencement of operations.

See Notes to Financial Statements.	45

GURTIN CALIFORNIA MUNICIPAL INTERMEDIATE VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	December 7, 2015 (a) through September 30, 2016
INSTITUTIONAL CLASS
NET ASSET VALUE, Beginning of Period	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.10
Net realized and unrealized gain	0.26
Total from Investment Operations	0.36
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.10)
NET ASSET VALUE, End of Period	$10.26
TOTAL RETURN	3.56	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$61,749
Ratios to Average Net Assets:
Net investment income	1.19	%(d)
Net expenses	0.39	%(d)
Gross expenses (e)	0.84	%(d)
PORTFOLIO TURNOVER RATE	5	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	46

GURTIN VALUE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 1. Organization
Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund (individually, a "Fund" and collectively, the "Funds") are non-diversified portfolios of Forum Funds II (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Each Fund currently offers two class of shares: Institutional Shares and Investor Shares.  As of September 30, 2016, Investor Shares for each Fund had not commenced operations. The Gurtin National Municipal Opportunistic Value Fund's investment objective is to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity.  The Gurtin California Municipal Opportunistic Value Fund's investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity. The Gurtin National Municipal Intermediate Value Fund's investment objective is to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity. The Gurtin California Municipal Intermediate Value Fund's investment objective is to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity.
The Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund  commenced operations on November 3, 2014, after they acquired the net assets of privately offered funds managed by the Funds' adviser and portfolio management team (each a "Predecessor Fund" and collectively the "Predecessor Funds"). The Predecessor Funds of the Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund commenced operations on May 3, 2010.
On November 3, 2014, the Predecessor Funds reorganized into the Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund. The reorganization of net assets and unrealized gain from this tax-free transaction were as follows:
Fund	Date of Contribution	Net Assets	Shares Issued	Unrealized Gain on Investments Received from Reorganization
Gurtin National Municipal Opportunistic Value Fund	November 3, 2014	$46,288,768	4,628,877	$2,085,304

Gurtin California Municipal Opportunistic Value Fund	November 3, 2014	83,099,170	8,309,917	4,405,323

Effective August 1, 2016 Gurtin National Municipal Value Fund and Gurtin California Municipal Value Fund were renamed Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund, respectively.
The Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund  commenced operations on December 1, 2015, and December 7, 2015, respectively.
Note 2. Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
47

GURTIN VALUE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund's pricing agent based on broker or dealer supplied valuations or evaluated bid pricing. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in each Fund's registration statement, performs certain functions as they relate to the administration and oversight of each Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of each Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2016, for each Fund's investments is included at the end of each Fund's schedule of investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.
48

GURTIN VALUE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2016, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Offering Costs – Offering costs of $67,862, $60,947, $30,398 and $22,494 for the Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund, respectively, consist of fees related to certain startup legal costs, initial registration filings, and printing and mailing of the initial prospectus. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds. During the period ended September 30, 2016, the Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund expensed $5,655, $5,079, $25,332 and $18,745, respectively.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund's maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Adviser – Gurtin Municipal Bond Management (the "Adviser") is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.45% of the average daily net assets of Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund and 0.35% of the average daily net assets of Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund.
Distribution – Foreside Fund Services, LLC serves as each Fund's distributor (the "Distributor"). The Funds have adopted a Distribution Plan (the "Plan") for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each Independent Trustee an annual fee of $16,000 ($21,000 for the Chairman). The Independent Trustees and Chairman may receive additional fees for special Board meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with their duties as Trustees, including travel and related expenses incurred in attending Board meetings. The amount of Independent Trustees' fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.
49

GURTIN VALUE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 4. Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 0.60% and 0.85% of average daily net assets through January 28, 2017, of the Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund's Institutional Shares and Investor Shares, respectively and to 0.39% of average daily net assets through January 28, 2017, of the Gurtin National Municipal Intermediate Value Fund and Gurtin California Municipal Intermediate Value Fund's Institutional and Investor Shares. Other fund service providers have voluntarily agreed to waive a portion of their fees.  Voluntary fee waivers may be reduced or eliminated at any time. For the period ended September 30, 2016, fees waived and expenses reimbursed were as follows:

Fund	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and/or Expenses Reimbursed
Gurtin National Municipal Opportunistic Value Fund	$89,915	$-	$23,644	$113,559
Gurtin California Municipal Opportunistic Value Fund	43,328	-	54,568	97,896
Gurtin National Municipal Intermediate Value Fund	148,888	-	25,994	174,882
Gurtin California Municipal Intermediate Value Fund	100,992	16,210	11,328	128,530

Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2016, were as follows:

	Purchases	Sales
Gurtin National Municipal Opportunistic Value Fund	$74,481,419	$57,486,450
Gurtin California Municipal Opportunistic Value Fund	97,290,908	100,995,402
Gurtin National Municipal Intermediate Value Fund	153,323,656	7,531,740
Gurtin California Municipal Intermediate Value Fund	60,572,890	1,787,030

Note 6. Line of Credit
The Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund participate in a committed $14 million unsecured line of credit agreement with MUFG Union Bank, N.A. The Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund, they may be unable to borrow some or all of the Funds' requested amounts at any particular time. During the year ended September 30, 2016, the Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund had no outstanding balances pursuant to this line of credit.

50

GURTIN VALUE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2016

Note 7. Federal Income Tax
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
	Tax-Exempt Income	Ordinary Income	Total
Gurtin National Municipal Opportunistic Value Fund
2016	$1,699,313	$232,877	$1,932,190
2015	1,101,594	187,123	1,288,717
Gurtin California Municipal Opportunistic Value Fund
2016	3,145,742	432,572	3,578,314
2015	1,950,479	346,029	2,296,508
Gurtin National Municipal Intermediate Value Fund
2016	783,706	17,545	801,251
Gurtin California Municipal Intermediate Value Fund
2016	335,206	7,248	342,454

As of September 30, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
	Other Temporary Differences	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Total
Gurtin National Municipal Opportunistic Value Fund	$(14,573)	$12,626	$208,570	$1,387	$3,486,368	$3,694,378
Gurtin California Municipal Opportunistic Value Fund	(6,075)	5,359	306,885	-	7,515,777	7,821,946
Gurtin National Municipal Intermediate Value Fund	(13,687)	13,387	34,144	-	1,279,966	1,313,810
Gurtin California Municipal Intermediate Value Fund	(481)	484	1,041	-	614,898	615,942

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to end of period distributions payable in each Fund and wash sales in Gurtin National Municipal Intermediate Value Fund.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds II
and the Shareholders of Gurtin National Municipal Opportunistic Value Fund,
Gurtin California Municipal Opportunistic Value Fund,
Gurtin National Municipal Intermediate Value Fund and
Gurtin California Municipal Intermediate Value Fund

We have audited the accompanying statements of assets and liabilities of Gurtin National Municipal Opportunistic Value Fund (formerly Gurtin National Municipal Value Fund), Gurtin California Municipal Opportunistic Value Fund (formerly Gurtin California Municipal Value Fund), Gurtin National Municipal Intermediate Value Fund, and Gurtin California Municipal Intermediate Value Fund (the "Funds"), each a series of shares of beneficial interest in Forum Funds II, including the schedules of investments, as of September 30, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period November 3, 2014 (commencement of operations) through September 30, 2015 for the Gurtin National Municipal Opportunistic Value Fund and the Gurtin California Municipal Opportunistic Value Fund.  In addition, we have audited the related statements of operations and changes in net assets and financial highlights for the period December 1, 2015 (commencement of operations) through September 30, 2016 for the Gurtin National Municipal Intermediate Value Fund and for the period December 7, 2015 (commencement of operations) through September 30, 2016 for the Gurtin California Municipal Intermediate Value Fund. These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gurtin National Municipal Opportunistic Value Fund, Gurtin California Municipal Opportunistic Value Fund, Gurtin National Municipal Intermediate Value Fund, and Gurtin California Municipal Intermediate Value Fund as of September 30, 2016, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods detailed above, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
November 21, 2016
52

GURTIN VALUE FUNDS ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

Investment Advisory Agreement Approval
The investment advisory agreement between the investment adviser and the Trust, must be approved for initial terms no greater than two years, and must be renewed at least annually thereafter by the vote of the Trustees, including a majority of the Trustees who are not parties to the agreements or "interested persons" of any party thereto (the "Independent Trustees").
On June 10, 2016, the Trustees met in person with independent legal counsel to the Independent Trustees ("Independent Legal Counsel"), and others, and joined by representatives of the Adviser, to consider information related to the approval of the investment advisory agreement between the Trust, on behalf of Gurtin National Municipal Opportunistic Value Fund and Gurtin California Municipal Opportunistic Value Fund (the "Gurtin Opportunistic Value Funds"), and the Adviser for the performance of investment advisory services to the Gurtin Opportunistic Value Funds. A description of the Board's conclusions in approving the agreement follows.
In preparation for its June meeting of the Board of Trustees of the Trust ("June Meeting"), the Trustees were presented with a range of information to assist in their deliberations. Those materials included information from Broadridge Financial Solutions, Inc. ("Broadridge"), a leading independent source of data about the mutual fund industry, which compared each Gurtin Opportunistic Value Fund's total contractual investment advisory fees, total expenses, and performance with an appropriate group of peer funds that were selected by Broadridge. The Trustees also received a memorandum from Independent Legal Counsel concerning their responsibilities with respect to the approval of the investment advisory agreement. The Independent Trustees met in executive session with Independent Legal Counsel while deliberating.
The Board also reviewed information provided by the Adviser concerning the following:
•	The nature and extent of the services provided by the Adviser, including information about the investment objective, policies and strategies applicable to each Gurtin Opportunistic Value Fund;
•
The terms of the investment advisory agreement, including the fees payable under the agreement, and the commitment of the Adviser to provide expense caps and fee waivers for each Gurtin Opportunistic Value Fund;

•	The personnel of the Adviser, including educational background, experience in the investment management industry, and the ability of the Adviser to retain qualified personnel;
•	The compliance program of the Adviser;
•	The financial condition and stability of the Adviser;
•	The potential for the Adviser to derive benefits that are ancillary to serving as an investment adviser to each Gurtin Opportunistic Value Fund;
•	The investment performance of the Adviser with respect to the Gurtin Opportunistic Value Funds and the Adviser's similarly managed accounts;
•
The profitability of the Adviser from the advisory fee paid by the Gurtin Opportunistic Value Funds, including information concerning the advisory fees of peer funds selected by Broadridge and considered to be comparable;

•	The performance of the Gurtin Opportunistic Value Funds as compared to an appropriate group of peer funds selected by Broadridge, as well as a group of peer funds selected by the Adviser; and
•	The investing philosophy of the Adviser.
At the June Meeting, the Trustees reviewed, evaluated, and discussed among themselves and with the Adviser and Independent Legal Counsel, among other things, the information referenced above. The Trustees also considered the overall reputation, capabilities, and commitment of the Adviser to provide high-quality services to the Gurtin Opportunistic Value Funds. The Independent Trustees engaged in discussion and consideration amongst themselves, and with the Adviser and Independent Legal Counsel. The Trustees concluded that the nature and extent of the investment advisory services provided by the Adviser to the Gurtin Opportunistic Value Funds were appropriate and consistent with the terms of the investment advisory agreement, including the amount of fees to be paid under the advisory agreement. At the June Meeting, the Board approved the investment advisory agreement. The Trustees agreed that no single factor was determinative of their decision to approve the investment advisory agreement.

53

GURTIN VALUE FUNDS ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling (844) 342-5763 and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Gurtin National Municipal Opportunistic Value and Gurtin California Municipal Opportunistic Value Fund's proxy voting record for the year ended June 30 and Gurtin National Municipal Intermediate Value and Gurtin California Municipal Intermediate Value Fund's proxy voting record for the period from the commencement of operations to June 30 is available, without charge and upon request, by calling (844) 342-5763 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Gurtin National Municipal Opportunistic Value Fund designates 87.95% of its income dividend distributed as tax-exempt dividends. The Gurtin California Municipal Opportunistic Value Fund designates 87.91% of its income dividend distributed as tax-exempt dividends. The Gurtin National Municipal Intermediate Value Fund designates 97.81% of its income dividend distributed as tax-exempt dividends. The Gurtin California Municipal Intermediate Value Fund designates 97.88% of its income dividend distributed as tax-exempt dividends.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (for Investor Shares only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2016, through September 30, 2016.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
54

GURTIN VALUE FUNDS ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During Period *	Annualized Expense Ratio *
Gurtin National Municipal Opportunistic Value Fund
Actual	$1,000.00	$1,014.49	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03	0.60%
Gurtin California Municipal Opportunistic Value Fund
Actual	$1,000.00	$1,012.88	$3.02	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03	0.60%
Gurtin National Municipal Intermediate Value Fund
Actual	$1,000.00	$1,021.18	$1.97	0.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.05	$1.97	0.39%
Gurtin California Municipal Intermediate Value Fund
Actual	$1,000.00	$1,020.06	$1.97	0.39%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.05	$1.97	0.39%

*
Expenses are equal to each Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Mr. Keffer and Mr. Hong are considered Interested Trustees due to their affiliation with Atlantic. Each Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (844) 342-5763.
Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2013	Director, Blue Sky Experience (a charitable endeavor) since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	46	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds
Mark D. Moyer Born: 1959	Trustee; Chairman, Audit Committee	Since 2013	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University 2009-2012.	22	Trustee, Forum ETF Trust and U.S. Global Investors Funds
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2013	Principal, Portland Global Advisors 1996-2010.	22	Trustee, Forum ETF Trust and U.S. Global Investors Funds
[1]The Fund Complex includes the Trust, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.

55

GURTIN VALUE FUNDS ADDITIONAL INFORMATION (Unaudited) SEPTEMBER 30, 2016

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series of Fund Complex¹ Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2013	President, Atlantic since 2008.	22	Trustee, U.S. Global Investors Funds
John Y. Keffer[2] Born: 1942	Trustee	Since 2013	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	46	Trustee, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds; Director, Wintergreen Fund, Inc.
Officers
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.	N/A	N/A
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Zachary Tackett Born: 1988	Vice President; Secretary; Anti-Money Laundering Compliance Officer	Since 2014	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.	N/A	N/A
Michael J. McKeen Born: 1971	Vice President	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
Timothy Bowden Born: 1969	Vice President	Since 2013	Manager, Atlantic since 2008.	N/A	N/A
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.	N/A	N/A
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2013	Senior Vice President, Atlantic since 2008.	N/A	N/A
[1]The Fund Complex includes the Trust, Forum Funds, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different Boards of Trustees.
[2]Atlantic is a subsidiary of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

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FOR MORE INFORMATION

Investment Adviser
Gurtin Municipal Bond Management
440 Stevens Avenue, Suite 260
Solana Beach, CA  92075
www.gurtin.com

Transfer Agent
Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME  04112
www.atlanticfundservices.com

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME  04101
www.foreside.com

Gurtin National Municipal Opportunistic Value Fund
Gurtin California Municipal Opportunistic Value Fund
Gurtin National Municipal Intermediate Value Fund
Gurtin California Municipal Intermediate Value Fund

P.O. Box 588
Portland, ME  04112
(844) 342-5763

223-ANR-0916
This report is submitted for the general information of the shareholders of the Funds.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

ITEM 2. CODE OF ETHICS.
(a)
As of the end of the period covered by this report, Forum Funds II (the "Registrant") has adopted         a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)       There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)        Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- "interested" Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "Act")), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,300 in 2015 and $85,200 in 2016.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2015 and $0 in 2016.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $19,000 in 2015 and $18,000  in 2016.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs  (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series").  In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2015 and $0 in 2016.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant's investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds II

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 21, 2016

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	November 21, 2016